As filed with the Securities and Exchange Commission on April 29, 2024
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23761
NEUBERGER BERMAN ETF TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman ETF Trust
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800
Date of fiscal year end: August 31
Date of reporting period: February 29, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.
(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
ETF Trust
Carbon Transition & Infrastructure ETF
China Equity ETF
Commodity Strategy ETF
Disrupters ETF
Global Real Estate ETF
Next Generation Connected Consumer ETF
Option Strategy ETF

Semi-Annual Report
February 29, 2024
The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.
Unless you have elected to receive shareholder reports and other communications from the Funds electronically, instead of by mail, paper copies of the Funds' new, streamlined shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Funds electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or investment provider (such as an insurance company, broker-dealer or bank) or, if you are a direct investor, by logging into your account at https://www.nb.com/en/us/funds or calling 800.877.9700. If you are a direct investor and have previously elected to receive shareholder reports electronically, you will continue to receive reports electronically and need not take any action.

Contents
Proxy Voting Policies and Procedures	87
Quarterly Portfolio Schedule	87
Board Consideration of the Management Agreements	87
Neuberger Berman China Equity ETF, Neuberger Berman Global Real Estate ETF, and Neuberger Berman Option Strategy ETF: Initial Board Consideration of the Management Agreement	93
The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Group LLC or Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2024 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
We are pleased to present the semi-annual shareholder report for the actively managed Neuberger Berman Exchange Traded Funds (ETFs) for the six-month period ending February 29, 2024 (the reporting period).
2023 was marked by significant uncertainty, with geopolitical tensions across Eastern Europe, the Middle East, and South America playing a major role. This was further exacerbated by high U.S. interest rates and inflation, alongside a weakening U.S. consumer financial position that could reintroduce some volatility this year.
In response to a potential economic slowdown, the U.S. Federal Reserve Board (Fed) kept the Fed Funds rate steady at 5.25% - 5.50% during the reporting period. Chairman Powell emphasized the necessity of maintaining a restrictive monetary policy to achieve the 2% inflation target. Although inflation has shown signs of slowing, the Fed remains on alert, waiting for more definitive signs of improvement before considering any rate adjustments.
Globally, central banks are closely monitoring economic data and have also signaled a cautious approach toward adjusting monetary policies amidst prevailing economic uncertainties. This steady approach is largely due to concerns about persistent inflation, despite some easing in headline figures. Factors such as tight labor markets keeping wage growth elevated and supply chain disruptions adding to inflationary pressures complicate the decision to ease monetary policy. Central banks are navigating these complexities, aiming to maintain economic stability while carefully managing inflation risks.
Domestically, U.S. economic conditions remain mixed. Inflation concerns persist, potentially aggravated by supply disruptions in the Suez Canal. Core consumer prices are elevated, and although there has been moderation over the year, they remain well above the Fed's 2% inflation target. The labor market has shown robust growth, with 2 million jobs added and unemployment remaining low. Consumer spending has remained strong, even in the face of rising living costs, supported by a healthy job market and wage growth.
In January 2024, the International Monetary Fund (IMF) released its World Economic Outlook Update, slightly raising its growth projections compared to its October 2023 update. Despite this, the IMF anticipates the global economy will expand by 3.1% in 2024, maintaining a pace similar to that of 2023. For the U.S., it forecasts a growth rate of 2.1% in 2024, a decline from 2.5% in 2023. This adjustment seems reasonable as the delayed effects of higher interest rates begin to impact the economy, labor market conditions weaken, and diminishing household savings no longer buoy the U.S. economy.
Equity markets adopted a risk-on stance throughout 2023, despite facing new and emerging risks, including heightened geopolitical tensions. By year-end, the S&P 500® Index achieved an impressive annual return of 26.29%. Entering 2024, markets started robustly, with the S&P 500 gaining 1.68% in January and 5.34% in February. Information Technology led the gains, buoyed by strong fourth-quarter earnings and an optimistic outlook on artificial intelligence (AI), particularly in generative AI. Conversely, the Real Estate sector underperformed, affected by concerns over commercial real estate.
Despite the optimistic start in January, concerns are growing over the narrowing of market leadership, highlighted by an increased stock concentration compared to the previous year, which signal potential future risks. As equity markets now face high valuations, the emphasis is on the need for earnings growth in 2024. Given that last year's returns were predominantly driven by valuation expansion, and with interest rates anticipated to remain relatively stable at least in the first half of the year, the potential for future performance to be driven by rising valuations seems uncertain.
2024 is poised to see an unprecedented 83 elections across 78 nations, affecting over 3 billion individuals. This packed global elections calendar introduces significant uncertainty with wide-reaching implications for market volatility and international relations, particularly with key elections in the U.S., the European Union, India, and

Taiwan. Despite these challenges and risks skewing economic growth prospects to the downside, our focus remains on companies with sustainable business models, strong balance sheets, excellent earnings quality, and cost control capabilities that we believe are well-equipped to navigate these impending challenges. In forging ahead with a nuanced economic perspective and measured optimism, and with a long track record in active investing, we come prepared with the understanding that the year ahead, while uncertain, is also ripe with opportunity.
We thank you for the trust you have placed in us, and we remain committed to delivering the best possible investment outcomes for the long term.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman ETF Trust

Carbon Transition & Infrastructure ETF Commentary (Unaudited)
Neuberger Berman Carbon Transition & Infrastructure ETF (the Fund) generated a 5.68% total return on a net asset value (NAV) basis for the six-month period ended February 29, 2024 (the reporting period), versus the 11.66% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
The Fund seeks to maximize long-term returns by investing in companies that we believe are at the forefront of innovation with a significant impact on carbon transition and infrastructure. Despite a variety of factors affecting the Fund's performance over the reporting period, we remain confident in the strategic positioning of our thematic portfolio for future growth. During the reporting period, the Index return was largely driven by growth-oriented sectors such as Information Technology. In contrast, the S&P Global Clean Energy Index (Net) posted a -12.80% return, which highlights our view of the importance of diversifying investments across various segments, including sustainable infrastructure, particularly during unpredictable market conditions, within the context of a long-term commitment to the carbon transition theme.
During the reporting period, the Fund experienced positive contributions from the Industrials and Materials sectors, highlighting their critical role in advancing towards a more sustainable and low-carbon future. These sectors are key components of our investment strategy, aimed at capturing the momentum in sustainable infrastructure development, which is essential for achieving long-term environmental goals. While Utilities and clean energy equities trailed the Index due to higher interest rates and sector rotation, we believe both segments of the portfolio provide attractive exposure to the mega-trends of electrification and decarbonization. Further, both sectors are potential beneficiaries of lower interest rates, including an eventual pivot toward monetary policy easing in the United States. Additionally, the significant gains attributed to the artificial intelligence (AI) frenzy within the Information Technology sector point to an area where our Fund deliberately maintains a lighter presence. This decision underscores our focused investment approach, prioritizing sectors that we believe directly contribute to environmental sustainability over those less aligned with our core mission of facilitating a greener, more sustainable future.
With a deep-rooted history in carbon transition and infrastructure investing, we are convinced that the broader market has yet to fully recognize the vast opportunities this mega-theme presents. Our seasoned investment team leverages a disciplined process that seeks to emphasize earnings quality and to achieve a balance between growth-focused equities and defensive, lower-beta1 investments. Moving forward, our strategy remains committed to identifying companies that we believe are well-positioned for attractive performance in the long run, thereby distinguishing our approach in the evolving landscape of carbon transition and infrastructure investments.
Sincerely,
Timothy Creedon, Hari Ramanan, Ronald B. Silvestri, Jared Mann and James Tyre
Portfolio Managers
1 Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio’s returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. ˃1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio’s return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio’s return.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Carbon Transition & Infrastructure ETF (Unaudited)

TICKER SYMBOL
Carbon Transition & Infrastructure ETF	NBCT

SECTOR ALLOCATION
(as a % of Total Investments*)
Energy	8.0%
Industrials	39.9
Information Technology	7.1
Materials	14.3
Utilities	26.6
Short-Term Investments	4.1
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[1]
	Inception Date[2]	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	Life of Fund
At NAV[3]
Carbon Transition & Infrastructure ETF	04/06/2022	5.68%	6.67%	1.25%
At Market Price[4]
Carbon Transition & Infrastructure ETF	04/06/2022	5.79%	6.62%	1.47%
Index
MSCI All Country World Index (Net)[5]		11.66%	23.15%	6.08%
The performance data quoted represent past performance and do not indicate future results. The Fund has a limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns.  Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value ("NAV") is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the Fund's intraday trading value. Fund investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its management fee during the period shown. Please see Note B in the Notes to Financial Statements for specific information regarding the Fund’s management fee waiver arrangement.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2023 was 0.65% (before the fee waiver). The expense ratio was 0.55% after the fee waiver. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.

China Equity ETF* Commentary (Unaudited)
Neuberger Berman China Equity ETF (the Fund) generated a -7.52% total return on a net asset value (NAV) basis for the six-month period ended February 29, 2024 (the reporting period), underperforming its benchmark, the MSCI China A Onshore Index (Net) (the Index), which returned -5.29% over the same period.  (Fund performance on a market price basis is provided in the table immediately following this letter.)
On October 16, 2023, the Fund began comparing its performance to the Index rather than the MSCI China All Shares Index (Net), because the Index has characteristics that are more representative of the Fund’s investment strategy than its previous index. From the open of October 16, 2023 (the effective date of the change) through the end of the reporting period, the Fund returned -3.42%, underperforming the Index, which returned -2.88%. For the entire reporting period, the Fund returned -7.52%, outperforming the previous index, which returned -7.74% for the reporting period.
During much of the reporting period, Chinese equities, both onshore and offshore, struggled due to the ongoing distress in the property sector, increasing deflationary pressures, and the lack of policy responses deemed necessary for bolstering confidence. From the market peak in February 2021 to January 31, 2024, the Index declined by more than -45% on a cumulative basis. Chinese equities then rebounded strongly in February, buoyed by state fund support and renewed talks of further stimulus measures. All told, the Index returned -5.29% for the reporting period.
The Fund is a concentrated, all-cap portfolio focusing on what we believe to be high quality, onshore China A-share companies, which seeks to invest in a manner broadly consistent with the values of many U.S. investors. The Fund’s underperformance during the reporting period was driven by negative security selection and sector allocation.
Looking at stock selection, holdings in Consumer Discretionary detracted the most from relative performance, driven by our China Internet holdings, as the economic slowdown weakened consumer sentiment. Materials positioning was also a headwind for relative performance, driven by our positions in Construction Materials and Chemicals, which were negatively impacted by the property sector weakness. On the flip side, holdings in the Health Care sector were the largest contributor to relative results, driven by our Biotechnology position. Within Consumer Staples, our Beverages and Personal Care Products holdings added the most value. This is attributed to the continued growth in spending on medical services and positive select consumption trends despite the overall weakness in consumer sentiment.
In terms of sector allocation, a lack of exposure to Energy due to Environmental, Social and Governance (ESG) considerations was the largest detractor from relative performance. An underweight to Financials versus the Index, based on our expectation of negative impacts during an interest rate cut cycle, also hurt relative performance. Conversely, an underweight to Information Technology benefitted relative returns, as we remain underweight to the photovoltaic manufacturing sector. Moreover, an overweight to Consumer Discretionary, especially in luxury goods, household durables, and electric vehicle components, contributed positively to relative performance.
China is currently undergoing a structural economic transition, shifting away from a phase of growth driven by infrastructure and real estate investments toward one linked to domestic demand, value-add exports, and advanced technology development. Monetary policy is expected to stay moderately accommodative over the medium-term, while fiscal policy pivots toward the issuance of special long-term government bonds to fill any funding gaps. We believe the Chinese economy will likely enter a phase of medium to long-term stable growth amid an ongoing low interest rate environment, with a focus on improving productivity.
During this period of transition, we foresee investment opportunities emerging in two distinct segments. On the one hand, we see opportunities in what we believe are best-in-class companies with stable cash flow and attractive dividend payouts, particularly in the consumer, and selectively in resources as well as financial sectors.

China Equity ETF* Commentary (Unaudited)
On the other hand, we also favor what we believe are high-quality companies that are not only experiencing high growth but also benefitting from government policy supports, especially in the electric vehicle supply chain, the artificial intelligence supply chain, consumer electronics, and biopharmaceuticals.
Sincerely,
Ning Meng**
Portfolio Manager
* Effective after the close of business on October 13, 2023, Neuberger Berman Greater China Equity Fund (the Predecessor Fund) was reorganized into an exchange-traded fund. As previously announced, the ETF is managed by a different portfolio management team and operates using a different principal investment strategy than the Predecessor Fund. The NAV returns include returns of the Institutional Class Shares of the Predecessor Fund prior to the ETF's listing. Please refer to Note A of the Notes to Financial Statements for additional, important information or call us at 800-877-9700 or visit www.nb.com/ETF.
** Effective August 21, 2023, Green Court Capital Management Limited ceased its services as subadviser to the Predecessor Fund. At that time, Portfolio Manager, Ning Meng and Associate Portfolio Manager, Yi Shi, began managing the Predecessor Fund.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

China Equity ETF (Unaudited)

TICKER SYMBOL
China Equity ETF	NBCE

SECTOR ALLOCATION
(as a % of Total Investments*)
Consumer Discretionary	14.8%
Consumer Staples	16.8
Financials	11.1
Health Care	15.8
Industrials	19.6
Information Technology	11.3
Materials	3.9
Real Estate	1.4
Short-Term Investments	5.3
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

EXCHANGE ALLOCATION
(as a % of Long Term Investments)
Mainland China	90.3%
Hong Kong	9.7%
Total Investments	100.0%

PERFORMANCE HIGHLIGHTS[1]
	Inception Date[2,6]	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV[3]
China Equity ETF	07/17/2013	-7.52%	-23.49%	-4.88%	3.81%	4.42%
At Market Price[4]
China Equity ETF	07/17/2013	-7.64%	-23.60%	-4.90%	3.80%	4.41%
Index
MSCI China A Onshore Index (Net)[5]		-5.29%	-17.01%	0.45%	3.44%	2.92%
MSCI China All Shares Index (Net)[5]		-7.74%	-15.03%	-3.56%	2.21%	2.45%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value ("NAV") is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the Fund's intraday trading value. Fund investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2023 was 2.14% (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio was 0.74% after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.

Commodity Strategy ETF Commentary (Unaudited)
Neuberger Berman Commodity Strategy ETF (the Fund) generated a -4.73% total return on a net asset value (NAV) basis for six-month period ended February 29, 2024 (the reporting period), outperforming the -6.31% total return of its benchmark, the Bloomberg Commodity Index (the Index), for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
During the reporting period, commodity markets faced significant challenges due to rising interest rates, concerns about a potential recession, and a lackluster economic recovery in China. Among the various sectors within the Index, agriculture was the worst performing sector, with prices for grains and oilseeds falling primarily due to abundant supply and limited export opportunities. In contrast, prices for soft commodities such as cocoa, coffee, and cotton increased due to tight supplies, making it the only sector to generate positive absolute returns during this reporting period. The industrial metals sector generated negative returns, particularly impacted by declining nickel prices, as the sector was adversely affected by weakness in China's property sector. Precious metals were mixed; here, gold stood out as the best-performing within the sector. Lastly, the livestock sector was also mixed, affected by higher-than-expected production.
While the Fund generated a negative absolute return during the reporting period, it outperformed the Index on a relative basis. The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The Fund’s sector allocation positioning and contract selection positively contributed to performance during the reporting period.
Looking at the commodity sectors in which the Fund invests, energy positioning was a large detractor from performance from an absolute perspective but was by far the largest positive contributor to excess performance. During the reporting period, the Fund's slight overweight in energy versus the Index detracted from relative performance, which was offset significantly by great contract selection. Within the energy sector, the Fund's significant underweight in natural gas helped it avoid significant losses, as the Bloomberg Sub Natural Gas Index fell by roughly -43% during the reporting period. The Fund's positioning and contract selection in industrial metals detracted from relative performance during the reporting period. Specifically, positive performance from the Fund's overweight in copper versus the Index and great contract selection in the subsector was unable to offset negative contributions due to the other subsectors, particularly a slight underweight in aluminum and a slight overweight in lead. Precious metals positioning was a detractor to relative performance, mainly due to an out-of-benchmark position in palladium and platinum. Agriculture positioning detracted from performance on both an absolute and relative basis. Gains from an underweight versus the Index in soybean and overweight in corn were offset by negative performance from an overweight in soybean meal and soybean oil. Soft commodities contributed positively to performance from both an absolute and a relative perspective, primarily due to a position in cocoa, which is not in the Index. Finally, livestock was a detractor from relative performance, driven by overweights in feeder cattle and lean hogs versus the Index.
As we navigate through a complex geopolitical landscape, we see commodities as providing a critical piece of a well-rounded portfolio. Regarding oil, the geopolitical strife in Middle East chokepoints presents a stark contrast to the relatively subdued price movements observed in the market. Investors may be underpricing the substantial tail risks associated with any potential escalation. A broader conflict could precipitate a rapid and sharp increase in oil prices, which, in turn, could have a destabilizing effect on bond and equity markets. In this environment, maintaining a strategic position in commodities could serve as a prudent natural hedge, offering a buffer against these unfolding risks. Gold, the traditional geopolitical hedge, remains attractive to us and gold is our single largest position. Heightened international tensions and deglobalizing trends are leading to a robust demand for the precious metal among central banks seeking to diversify their reserves. In the retail space, we see continued demand, especially in China. Investors grappling with a prolonged downturn in the Chinese property sector may continue to pivot to gold as a safe harbor. In summary, amidst current global uncertainty, we believe that commodities stand out as critical components of a well-hedged portfolio.

Commodity Strategy ETF Commentary (Unaudited)
Sincerely,
Hakan Kaya, David Yi Wan and Michael Foster
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Commodity Strategy ETF (Unaudited)

TICKER SYMBOL
Commodity Strategy ETF	NBCM

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	17.4%
Corporate Bonds	57.7
Short-Term Investments	17.5
Other Assets Less Liabilities	7.4 *
Total	100.0%

*	Includes the impact of the Fund’s open positions in derivatives (other than options purchased), if any.

PORTFOLIO BY TYPE OF COMMODITY FUTURE
(as a % of Total Notional Value)
Commodity Futures:
Agriculture	21.0%
Energy	32.0
Industrial Metals	16.1
Livestock	7.9
Precious Metals	18.9
Softs	4.1
Total	100.0%

PERFORMANCE HIGHLIGHTS[1]
	Inception Date[2,7]	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV[3]
Commodity Strategy ETF	08/27/2012	-4.73%	-2.35%	7.85%	-0.01%	-0.68%
At Market Price[4]
Commodity Strategy ETF	08/27/2012	-4.94%	-2.32%	7.84%	-0.01%	-0.68%
Index
Bloomberg Commodity Index[5]		-6.31%	-3.94%	5.66%	-1.84%	-2.29%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value ("NAV") is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the Fund's intraday trading value. Fund investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease returns. Please see Note B in the Notes to Consolidated Financial Statements for specific information regarding the Fund’s expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2023 was 0.77% (before expense reimbursements and/or fee waivers, if any). The expense ratio was 0.66% after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.

Disrupters ETF Commentary (Unaudited)
Neuberger Berman Disrupters ETF (the Fund) generated a 22.22% total return on a net asset value (NAV) basis for the six-month period ended February 29, 2024 (the reporting period), outperforming the 18.20% total return of its benchmark, the Russell 1000® Growth Index (the Index), for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
The U.S. equity market was robust during the reporting period, led by companies’ growth in generative artificial intelligence (GenAI) applications and megacaps which experienced positive earnings. In particular, Amazon and NVIDIA more than tripled their earnings in 2023, and Meta saw earnings increase approximately over 70%. A backdrop of cooling inflation also helped, generated by newfound slack in the labor market, stabilizing asking rents, retreating commodity prices and subsiding wage growth.
The Fund is a high conviction, all-cap portfolio that seeks to invest in companies creating new markets or disrupting old paradigms and having the potential to self-fund their growth over time. The Fund’s outperformance during the reporting period was primarily driven by positive security selection.
Looking at stock selection, the Information Technology sector was the largest contributor to relative results, driven by our Semiconductors & Semiconductor Equipment positions. Industrials was another area of strength, partially due to our position in Uber. On the downside, within the Communication Services sector, our Interactive Media & Services selection detracted from returns. Within the Consumer Discretionary sector, allocation to Automobile Components was a drag on relative performance.
In terms of sector allocation, an underweight to Consumer Discretionary versus the Index and lack of exposure to Consumer Staples were the largest contributors to relative returns. This was partially offset by our underweight to the Communication Services and overweight to the Health Care sectors.
Looking ahead, we are optimistic that interesting investment opportunities remain among disruptive companies. In particular, we believe artificial intelligence (AI) is likely to transform our lives in the coming decades. Bill Gates, founder of Microsoft, recently stated that AI is as fundamental a development as the creation of the microprocessor, the personal computer, the internet and the mobile phone. We believe that entire industries will reorient around AI and businesses will distinguish themselves on how well they use it. The largest single exposure in the portfolio is semiconductor device and equipment manufacturers, which we see as the "picks and shovels" for the AI gold rush which is just beginning. The semiconductor industry is being transformed for two main reasons: a) the plateauing of Moore’s Law (the doubling of processing power every two years from increasing transistor count), with a commensurate shift to [NVIDIA’s Jensen] Huang’s Law that parallel processing via GPUs can push performance further, and b) the resulting soaring complexity in semiconductor architectures will enable several players in the supply chain to capture tremendous value going forward. More broadly, we continue to have exposure to companies that we believe are benefitting from technological innovation and disruption in other and related areas including cloud computing, augmented reality, 5G/6G, online payments, quantum computing and streaming. Another area of portfolio interest, health care, has experienced increased emphasis on biotech drug research and development, genetic testing, and less invasive surgical procedures. Also, we believe the intersection of technology and medicine appears to offer much promise for health care (health software applications and telemedicine). In our opinion, these businesses have significant growth opportunities in the years ahead.
Sincerely,
Richard Bradt and Jason Tauber, CFA
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Disrupters ETF (Unaudited)

TICKER SYMBOL
Disrupters ETF	NBDS

SECTOR ALLOCATION
(as a % of Total Investments*)
Consumer Discretionary	5.9%
Financials	4.4
Health Care	20.5
Industrials	13.4
Information Technology	53.6
Short-Term Investments	2.2
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[1]
	Inception Date[2]	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	Life of Fund
At NAV[3]
Disrupters ETF	04/06/2022	22.22%	43.84%	9.30%
At Market Price[4]
Disrupters ETF	04/06/2022	22.23%	44.20%	9.38%
Index
Russell 1000® Growth Index[5]		18.20%	45.93%	12.12%
The performance data quoted represent past performance and do not indicate future results. The Fund has a limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns.  Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value ("NAV") is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the Fund's intraday trading value. Fund investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its management fee during the period shown. Please see Note B in the Notes to Financial Statements for specific information regarding the Fund’s management fee waiver arrangement.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2023 was 0.65% (before the fee waiver). The expense ratio was 0.55% after the fee waiver. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.

Global Real Estate ETF* Commentary (Unaudited)
Neuberger Berman Global Real Estate ETF (the Fund) generated a 2.68% total return on a net asset value (NAV) basis for the six-month period ended February 29, 2024 (the reporting period), underperforming the 3.28% total return of its benchmark, the FTSE EPRA Nareit Developed Index (Net) (the Index), for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
The global equity market, as measured by the MSCI All Country World Index (Net), generated an 11.66% total return during the reporting period. In most developed market economies price pressures broadly persisted above anticipated levels. Most central banks kept rates unchanged with most policymakers pledging to maintain rates at restrictive levels as long as necessary to combat inflation, despite concerns on impending recessions. Fixed income markets faced pressure from rising long term interest rates while aggregate credit spreads were slightly tighter as record corporate bond issuances spurred demand from investors. Comparatively, global real estate investment trusts (REITs), as measured by the Index, generated weaker results, returning 3.28%.
The Fund underperformed the Index on a relative basis during the reporting period. Stock selection contributed to relative performance while country positioning detracted from the Fund’s relative returns. From a sector selection perspective, underweights in the Office, Diversified and Health Care sectors versus the Index were the most additive for returns. In terms of individual holdings, Simon Property Group, Inc., American Tower Corp. and Equinix, Inc. were the largest contributors to performance. On the downside, a relative overweight to Telecommunications REITs and an underweight to Hotel and Lodging REITs were the largest detractors. Individual holdings that detracted most from performance included UOL Group Ltd., Nippon Prologis REIT, Inc. and Hudson Pacific Properties, Inc.
In terms of the Fund’s positioning from a country perspective, underweights in Japan and the Netherlands versus the Index were the most beneficial for relative returns. On the downside, an overweight in Hong Kong and lack of exposure to Sweden and Germany were the largest detractors from relative performance during the reporting period.
REIT earnings during the reporting period have highlighted that 2024 growth is slowing in most sectors driven by moderating rent growth, expense pressures, less external growth, development, and higher interest expense. We believe this pressure on growth will result in greater attention to valuations, earnings quality, and strength in business fundamentals. We believe well-capitalized REITs in select sectors that have demand drivers that are less cyclical or not overly dependent on the consumer should benefit. Given two years of underperformance of U.S. REITs vs. S&P 500 (~20%), relatively low leverage profile (~35% Total Debt/Gross Asset Value) and stronger dividend profile (~4% REIT dividend yield vs. +1.4% S&P 500 Yield), we believe U.S. REITs offer more relative value, should growth broadly disappoint, or capital costs continue to increase. In a ‘normal’ inflationary and slowing growth environment, we believe REITs provide slow but dependable growth while providing inflation protection. We believe that in 2024, the process of determining prices or values will happen because of a likely increase in the number of commercial real estate deals and financial restructuring activities. In our view, as rates start to stabilize, this should benefit transaction markets and provide opportunities for well capitalized REITs. We remain focused on REITs with low leverage, diverse demand drivers, better fundamentals and visibility into earnings profiles. We believe experienced REITs with good performance and robust balance sheets should be able to cement their market leadership positions.
The UK economy returned to growth in January 2024 after higher interest rates caused a brief recession in late 2023 and constrained the leasing demand for real estate. In the rest of Europe, real estate companies delivered sound operational performance in 2023 and reported slower declines in real estate values in the second half of the year.  Possible rate cuts in 2024 and a thawing transaction market may suggest a market trough and thereby help the sector deliver.

Global Real Estate ETF* Commentary (Unaudited)
Asia is less impacted by high office vacancies and leverage issues seen elsewhere, although an economic slowdown in China clouded the outlook, particularly for Hong Kong during the reporting period. Japan is the bright spot given steep wage growth, upward rental pressure and improving corporate governance.  In the UK/European Union we maintain a preference for companies in sectors enjoying structural growth with lower leverage levels, and in Asia we prefer companies benefiting from the cyclical upturn in certain markets.
Sincerely,
Steve Shigekawa, Brian C. Jones and Anton Kwang
Portfolio Managers
* Effective October 13, 2023, the Global Real Estate Fund was converted to an exchange traded fund. For more information, call us at 800-877-9700 or visit www.nb.com/ETF.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate ETF (Unaudited)

TICKER SYMBOL
Global Real Estate ETF	NBGR

PERFORMANCE HIGHLIGHTS[1,8]
	Inception Date[2,9]	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	Life of Fund
At NAV[3]
Global Real Estate ETF	12/30/2014	2.68%	-1.73%	1.87%	3.41%
At Market Price[4]
Global Real Estate ETF	12/30/2014	3.03%	-1.40%	1.94%	3.45%
Index
FTSE EPRA Nareit Developed Index (Net)[5]		3.28%	0.45%	-0.20%	1.68%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value ("NAV") is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the Fund's intraday trading value. Fund investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease returns. Please see Note B in the Notes to Financial Statements for specific information regarding the Fund’s management fee waiver arrangement.
As stated in the Fund’s most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2023 was 6.96% (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio was 0.75% after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.

Next Generation Connected Consumer ETF Commentary (Unaudited)
Neuberger Berman Next Generation Connected Consumer ETF (the Fund) generated an 8.23% total return on a net asset value (NAV) basis for the six-month period ended February 29, 2024 (the reporting period), underperforming the 11.66% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
As measured by the Index, the global equity market generated strong results during the reporting period. Investor sentiment was buoyed by better-than-expected U.S. economic growth, solid corporate earnings results, benign inflation data, and potentially lower interest rates in 2024. The U.S. Federal Reserve Board’s dovish shift on interest rates also helped stock performance. These factors offset concerns about a global recession, China’s economic slowdown, and geopolitical issues.
The Fund leverages data science in addition to fundamental research to identify what we believe to be broad shifts in consumer behavior and those issuers best positioned to capitalize on these trends. Furthermore, in our view, these capabilities are critical to recognizing nascent generational consumption patterns with the potential to emerge as megatrends. With an emphasis on long-term capital appreciation, the Fund employs these insights to inform both sector allocation and stock selection.
In comparison to the Index, a lower allocation to Information Technology (IT) negatively impacted relative returns during the reporting period, while an overweight to Consumer Discretionary was also a headwind for performance. Conversely, a lack of exposure to Energy and Materials benefited returns, as both lagged the Index. Given the connected consumer theme, the strategy inherently favors sectors that carry thematic relevance, such as Consumer Discretionary, Consumer Staples, and Communication Services.
Regarding stock selection, holdings in the Consumer Staples sector driven by Consumer Staples Distribution & Retail contributed the most to relative performance. Additionally, positioning in the IT Services industry within the IT sector added value. On the downside, holdings in Financials driven by Insurance stocks detracted most from relative performance. Our positions in the Textiles Apparel & Luxury Goods in the Consumer Discretionary sector were also headwinds in terms of results.
We believe Millennials and Gen Z are poised to dramatically reshape the economy, initiating a significant shift in financial dynamics over the coming decades as these groups redefine global demographics and transition into new stages of life. These generations behave uniquely, attributable to having been born during the digital era. Moreover, their highly connected lifestyles produce data trails that allow for a systematic approach to turn this data into enduring investment insights. We concentrate on data that we believe unveils the attitudes and actions of these emerging, trend-forward consumers, which provides a preliminary glimpse into forthcoming spending trends before they become widely recognized. We are optimistic that this investment opportunity and believe our strategy to harness it will yield attractive long-term returns.
We believe the Fund is structured to withstand volatility driven by macro factors, which is in line with the alternative data that we regularly scrutinize and track. Identifying investment prospects that we believe coincide with long-term themes, have solid business models, and possess underestimated earnings potential will help maximize long-term returns. We believe our emphasis on this extended thematic opportunity will position the Fund to capitalize on the most dominant megatrends.
Sincerely,
Timothy Creedon, Hari Ramanan, Kai Cui, Kevin McCarthy, and John San Marco
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Next Generation Connected Consumer ETF (Unaudited)

TICKER SYMBOL
Next Generation Connected Consumer ETF	NBCC

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	14.4%
Consumer Discretionary	49.4
Consumer Staples	13.9
Financials	5.8
Health Care	5.8
Information Technology	3.9
Short-Term Investments	6.8
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[1]
	Inception Date[2]	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	Life of Fund
At NAV[3]
Next Generation Connected Consumer ETF	04/06/2022	8.23%	11.72%	-1.70%
At Market Price[4]
Next Generation Connected Consumer ETF	04/06/2022	8.30%	11.44%	-1.38%
Index
MSCI All Country World Index (Net)[5]		11.66%	23.15%	6.08%
The performance data quoted represent past performance and do not indicate future results. The Fund has a limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns.  Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value ("NAV") is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the Fund's intraday trading value. Fund investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its management fee during the period shown. Please see Note B in the Notes to Financial Statements for specific information regarding the Fund’s management fee waiver arrangement.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2023 was 0.66% (before the fee waiver). The expense ratio was 0.56% after the fee waiver. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.

Option Strategy ETF* Commentary (Unaudited)
Neuberger Berman Option Strategy ETF (the Fund) generated a total return on a net asset value (NAV) basis of 8.62% for the four-month period1 ended February 29, 2024 (the reporting period), outperforming its benchmark, a blend consisting of 50% Cboe S&P 500 One-Week PutWrite Index and 50% Cboe S&P 500 PutWrite Index (collectively, the Index), which posted an 8.01% total return during the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
Despite multiple wars, rampant price inflation, immigration, political controversies, labor union strikes, and budget brinksmanship, the S&P 500® Index generated an impressive return of 22.20% over the reporting period. The "Magnificent Seven"2 posted a staggering return of approximately 27% during the same period as the artificial intelligence narrative went mainstream and investors began to price in the U.S. Federal Reserve Board (Fed) easing into 2024, among other things. Fixed income markets fared relatively well over the reporting period, with expectations that the Fed’s rate policy was shifting to a more dovish stance but were no match for stock market narratives. Many alternative strategies fared well relative to their more recent pasts which saw at or near zero interest rates and volatile equity markets drain their return potential.
With the positive equity market momentum and the expectation that the Fed will begin a rate cutting cycle in 2024, implied volatility levels declined into year end and many investors leaned into call buying for upside participation versus put buying for risk mitigation. The Cboe S&P 500 Volatility Index (VIX®) averaged 13.5 for the reporting period, which is well below its 2022 average of 25.6, and lower than its long-term average of 19.5. The S&P 500 Index option market kept its positive implied volatility premium streak going with an average premium of 3.2 during the reporting period. Looking ahead to 2024, S&P 500 Index option markets appear to be pricing implied volatility levels slightly below longer-term levels. We think this may be underestimating the array of potential risks in the global economic and political landscape, such as a small but real chance for a U.S. recession, Ukraine falling to Russia, Trump election mania, simmering China relations and the ongoing war between Israel and Hamas. Even without these major risks, every year offers unexpected events that can result in rapid repricing of equity market risk and present opportunities for elevated premium capture.
Over the reporting period, the Fund’s option exposures and collateral portfolio positively contributed to portfolio performance. Notably, the Fund's implementation of the S&P 500 PutWrite strategy returned close to 8.6%, outperforming the Cboe S&P 500 PutWrite Index’s 7.68% return, while the Cboe S&P 500 One-Week PutWrite Index achieved an 8.32% return. The collateral portfolio itself also contributed positively, returning about 1.7% and, closely mirroring the ICE BofA 0-3 Month US Treasury Bill Index, which had a return of 1.78%.
The Fund’s average option notional exposure over the reporting period remained consistent with the strategic target of 100% S&P 500 Index.
We don’t believe the economic recession that was so certain to occur in 2023 is any more likely to occur in the first half of 2024. Our simple hypothesis is that the higher levels of portfolio income being paid to investors in the form of interest payments will continue to be a short-term income enhancement for the large U.S. upper-middle class. The direct economic stimulus that was being provided directly to consumers and asset owners by the Fed has now shifted to the U.S. Treasury’s distribution of interest payments (cash flows) to debtholders which are mostly wealthy investors and institutions. In our view, the immediate increase in income for entities that spend is not instantly offset by the increase in longer-term financing costs that investors and corporations must bear over the coming years. Hence, we do not believe the Fed has to pull the 'hand-break' on the economy as the 'soft-landing' is in progress. However, looking ahead, we believe that throughout the first few quarters of 2024, the outlook for equities becomes much more ambiguous. Add on a contentious U.S. presidential election in November, and 2024 has the potential to be a relatively volatile year.
Sincerely,

Option Strategy ETF* Commentary (Unaudited)
Derek Devens and Rory Ewing
Portfolio Managers
* Effective after the close of business on January 26, 2024, Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (the Predecessor Fund) was reorganized into an exchange traded fund (the Conversion). Please refer to Note A of the Notes to Financial Statements for additional, important information or call us at 800-877-9700, or visit www.nb.com/ETF.
1 On June 29, 2023, the Neuberger Berman Alternative Funds' Board of Trustees approved a change in fiscal year end from October 31 to August 31 for the Predecessor Fund, which was effective as of the date of the Conversion.
2 The "Magnificent Seven" is a nickname for seven mega-cap technology-related growth stocks that performed significantly better than the rest of the stocks in the S&P 500® Index, and is comprised of Alphabet (Class A & C), Amazon.com, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Option Strategy ETF (Unaudited)

TICKER SYMBOL
Option Strategy ETF	NBOS

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
U.S. Treasury Obligations	93.6%
Written Option Contracts	(0.4)
Short-Term Investments	6.5
Other Assets Less Liabilities	0.3
Total	100.0%

PERFORMANCE HIGHLIGHTS[1]
	Inception Date[2,10]	Four Month Period Ended 02/29/2024*	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	Life of Fund
At NAV[3]
Option Strategy ETF	09/16/2016	8.62%	16.37%	8.29%	7.49%
At Market Price[4]
Option Strategy ETF	09/16/2016	8.52%	16.27%	8.27%	7.48%
Index
50% Cboe S&P 500 One-Week PutWrite Index / 50% Cboe S&P 500 PutWrite Index[5]		8.01%	12.03%	4.98%	4.54%
S&P 500® Index[5]		22.20%	30.45%	14.76%	14.31%
* On June 29, 2023, the Predecessor Fund's Board of Trustees approved a change in fiscal year end from October 31 to August 31, which was effective as of the date of the Conversion.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value ("NAV") is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the Fund's intraday trading value. Fund investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2023 was 0.59% (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio was 0.56% after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.

Endnotes (Unaudited)

1
Unlike mutual funds, ETF shares are purchased and sold in secondary market transactions at negotiated market prices rather than at NAV and as such ETFs may trade at a premium or discount to their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than
NAV when selling Fund shares. ETF shares may only be redeemed at NAV by authorized participants in large creation units. There can be no guarantee that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed. The trading of shares may incur brokerage commissions. The Fund has a limited number of Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possible face trading halts or delisting. Unexpected episodes of illiquidity, including due to market factors, instrument or issuer-specific factors and/or unanticipated outflows, could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. To the extent the Fund’s investments trade in markets that are closed when the Fund is open, premiums or discounts to NAV may develop in share prices.

2
Represents the first listing date of the ETF on the NYSE Arca for Carbon Transition & Infrastructure ETF,
Disrupters ETF and Next Generation Connected Consumer ETF and represents the inception date of the
Predecessor Fund (as defined in Notes 6, 7, 9 and 10) for China Equity ETF, Commodity Strategy ETF, Global
Real Estate ETF and Option Strategy ETF, respectively.

3	Returns based on the net asset value ("NAV") of the Fund.
4	Returns based on the market price of shares on the NYSE Arca.
5
Please see "Glossary of Indices" on page 23 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

6
Prior to the close of business on October 13, 2023, China Equity ETF operated as Neuberger Berman
Greater China Equity Fund, an open-end mutual fund (the "Predecessor Fund"). The ETF has a new principal investment strategy and different portfolio managers than the Predecessor Fund. Prior to the ETF's listing on October 16, 2023, the Institutional Class share NAVs of the Predecessor Fund are used to represent both the NAV and market price return history of the ETF. Please refer to Note A of the Notes to
Financial Statements for additional, important information.

7
Prior to the close of business on October 21, 2022, Commodity Strategy ETF operated as Neuberger
Berman Commodity Strategy Fund, an open-end mutual fund (the "Predecessor Fund"). The ETF has the same investment objective, strategy, restrictions and portfolio managers as the Predecessor Fund. Prior to the ETF's listing on October 24, 2022, the Institutional Class share NAVs of the Predecessor Fund are used to represent both the NAV and market price return history of the ETF.

8
Neuberger Berman Global Real Estate ETF is relatively small. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

9
Prior to the close of business on October 13, 2023, Global Real Estate ETF operated as Neuberger Berman
Global Real Estate Fund, an open-end mutual fund (the "Predecessor Fund"). The ETF has the same investment objective, strategy, restrictions and portfolio managers as the Predecessor Fund. Prior to the
ETF's listing on October 16, 2023, the Institutional Class share NAVs of the Predecessor Fund are used to represent both the NAV and market price return history of the ETF. Please refer to Note A of the Notes to
Financial Statements for additional, important information.

Endnotes (Unaudited)  (cont’d)
10
Prior to the close of business on January 26, 2024, Option Strategy ETF operated as Neuberger Berman
U.S. Equity Index PutWrite Strategy Fund, an open-end mutual fund (the "Predecessor Fund"). The ETF has the same investment objective, strategy, restrictions and portfolio managers as the Predecessor Fund. Prior to the ETF's listing on January 29, 2024, the Institutional Class share NAVs of the Predecessor Fund are used to represent both the NAV and market price return history of the ETF. Please refer to Note A of the Notes to
Financial Statements for additional, important information.

For more complete information on any of the Neuberger Berman ETFs, call us at (877) 628-2583, or visit our website at www.nb.com/ETF.

Glossary of Indices (Unaudited)

50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index:	The blended index is composed of 50% Cboe S&P 500 One-Week PutWrite Index (described below) and 50% Cboe S&P 500 PutWrite Index (described below) and is rebalanced monthly.
Bloomberg Commodity Index:
The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in U.S. Treasury Bills.

Cboe S&P 500 One-Week PutWrite Index:
The index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) S&P 500 Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one-month U.S. Treasury bills.
The index rolls on a weekly basis, typically every Friday.

Cboe S&P 500 PutWrite Index:
The index tracks the value of a passive investment strategy, which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis.

FTSE EPRA Nareit Developed Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI All Country World Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong
Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The emerging market country indexes included are: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait,
Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa,
Taiwan, Thailand, Turkey and the UAE. China A shares are included starting from
June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.  Effective after the close on March 9, 2022, MSCI reclassified MSCI
Russia Indexes from Emerging Markets to Standalone Markets status.  At that time, all
Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents.

MSCI China A Onshore Index (Net):
The index is a free float-adjusted, market capitalization index that captures large and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (Unaudited) (cont’d)
MSCI China All Shares Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of China share classes listed in
Hong Kong, Shanghai, Shenzhen and outside of China. It covers the integrated MSCI
China equity universe comprising A-shares, B-shares, H-shares, Red chips, P-chips and foreign listings listed outside China or Hong Kong (e.g. ADRs). A-shares are incorporated in China and trade on the Shanghai and Shenzhen exchanges; they are quoted in local renminbi and entail foreign investment regulations (QFII). B-shares are incorporated in China, and trade on the Shanghai and Shenzhen exchanges; they are quoted in foreign currencies (Shanghai USD, Shenzhen HKD) and are open to foreign investors. H-shares are incorporated in China and trade on the Hong Kong exchange and other foreign exchanges. Red chips and P-chips are incorporated outside of China and trade on the Hong Kong exchange. Red chips are usually controlled by the state or a province or municipality. P-chips are non state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:
The index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 29, 2024 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as brokerage commissions on purchases and sales of your Fund shares. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman ETF Trust
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During the Period (1) 9/1/23 – 2/29/24	Expense Ratio	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During the Period(2) 9/1/23 – 2/29/24	Expense Ratio

Carbon Transition & Infrastructure ETF	$1,000.00	$1,056.80	$2.81	0.55%	$1,000.00	$1,022.13	$2.77	0.55%
China Equity ETF	$1,000.00	$924.80	$3.97(3)	0.83%	$1,000.00	$1,020.74	$4.17(3)	0.83%
Commodity Strategy ETF	$1,000.00	$952.70	$3.16(4)	0.65%	$1,000.00	$1,021.63	$3.27(4)	0.65%
Disrupters ETF	$1,000.00	$1,222.20	$3.04	0.55%	$1,000.00	$1,022.13	$2.77	0.55%
Global Real Estate ETF	$1,000.00	$1,026.80	$3.88(3)	0.77%	$1,000.00	$1,021.03	$3.87(3)	0.77%
Next Generation Connected Consumer ETF	$1,000.00	$1,082.30	$2.85	0.55%	$1,000.00	$1,022.13	$2.77	0.55%
Option Strategy ETF	$1,000.00	$1,086.20	$2.10(5)	0.61%	$1,000.00	$1,021.83	$3.07(6)	0.61%

(1)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
(2)
Hypothetical expenses are equal to the annualized expense ratio multiplied by the average account value over the period (assuming a
5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

(3)
Expenses prior to October 13, 2023, are that of China Equity ETF and Global Real Estate ETF's predecessor funds' Institutional Class
(see Note A of the Notes to Financial Statements for more information).

(4)	Included the expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).
(5)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 121/366 (to reflect the period shown of November 1, 2023 to February 29, 2024). Expenses prior to January 26, 2024, are that of the Institutional
Class of the Predecessor Fund (see Note A of the Notes to Financial Statements for more information).

(6)	Expenses prior to January 26, 2024, are that of Option Strategy ETF's predecessor fund's Institutional Class (see Note A of the Notes to Financial Statements for more information).

Legend February 29, 2024 (Unaudited)
Neuberger Berman ETF Trust
Benchmarks:
SOFR	= Secured Overnight Financing Rate
Counterparties:
SSB	= State Street Bank and Trust Company
Other Abbreviations:
JSC	= Joint Stock Company
Management or NBIA	= Neuberger Berman Investment Advisers LLC
Currency Abbreviations:
USD	= United States Dollar

Schedule of Investments Carbon Transition & Infrastructure ETF^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 97.8%
Building Products 1.8%
8,041	Johnson Controls International PLC	$476,590
Chemicals 10.6%
1,636	Air Products & Chemicals, Inc.	382,890
3,696	Linde PLC	1,658,839
2,838	Sika AG	819,934
		2,861,663
Commercial Services & Supplies 3.9%
6,429	Waste Connections, Inc.	1,069,739
Construction & Engineering 3.8%
4,248	Quanta Services, Inc.	1,025,934
Construction Materials 4.0%
13,217	CRH PLC	1,096,794
Electric Utilities 16.1%
4,257	Acciona SA	475,970
8,126	Constellation Energy Corp.	1,368,825
3,337	Duke Energy Corp.	306,437
8,255	Exelon Corp.	295,859
10,398	FirstEnergy Corp.	380,671
56,555	Iberdrola SA	649,143
15,964	NextEra Energy, Inc.	881,053
		4,357,958
Electrical Equipment 25.4%
28,853	ABB Ltd.	1,328,540
5,203	Eaton Corp. PLC	1,503,667
3,369	Generac Holdings, Inc.*	379,046
2,838	Hubbell, Inc.	1,080,342
30,788	Nordex SE*	350,226
4,730	Schneider Electric SE	1,072,536
42,387	Vestas Wind Systems AS*	1,179,694
		6,894,051
Electronic Equipment, Instruments & Components 3.5%
10,105	Itron, Inc.*	936,531
Independent Power and Renewable Electricity Producers 5.0%
15,437	Atlantica Sustainable Infrastructure PLC	277,248
11,437	NextEra Energy Partners LP	314,174
6,751	Ormat Technologies, Inc.	439,828
42,749	Sunnova Energy International, Inc.*(a)	311,213
		1,342,463
Number of Shares		Value
Machinery 1.2%
2,304	Chart Industries, Inc.*	$329,149
Multi-Utilities 6.1%
17,458	CenterPoint Energy, Inc.	480,095
6,278	Dominion Energy, Inc.	300,277
31,919	National Grid PLC	418,023
6,444	Sempra	454,946
		1,653,341
Oil, Gas & Consumable Fuels 8.1%
6,382	Cheniere Energy, Inc.	990,486
7,169	DT Midstream, Inc.	413,150
22,432	Williams Cos., Inc.	806,206
		2,209,842
Professional Services 4.6%
11,481	Arcadis NV	668,827
3,870	Jacobs Solutions, Inc.	567,535
		1,236,362
Semiconductors & Semiconductor Equipment 3.7%
13,611	Canadian Solar, Inc.*(a)	287,056
4,700	First Solar, Inc.*	723,284
		1,010,340

Total Common Stocks (Cost $24,928,957)		26,500,757

Short-Term Investments 4.1%
Investment Companies 4.1%
564,392	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(b)	564,392
556,222	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(b)(c)	556,222
Total Short-Term Investments (Cost $1,120,614)		1,120,614
Total Investments 101.9% (Cost $26,049,571)		27,621,371
Liabilities Less Other Assets (1.9)%		(509,585)
Net Assets 100.0%		$27,111,786

*	Non-income producing security.
See Notes to Financial Statements

Schedule of Investments Carbon Transition & Infrastructure ETF^ (Unaudited)  (cont’d)
(a)
All or a portion of this security is on loan at February 29, 2024. Total value of all such securities at
February 29, 2024 amounted to $576,615 for the Fund (see Note A of the Notes to Financial Statements).

(b)	Represents 7-day effective yield as of February 29, 2024.
(c)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments Carbon Transition & Infrastructure ETF^ (Unaudited)  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$20,046,096	73.9%
Switzerland	2,148,474	7.9%
Spain	1,402,361	5.2%
Denmark	1,179,694	4.4%
Netherlands	668,827	2.5%
United Kingdom	418,023	1.5%
Germany	350,226	1.3%
Canada	287,056	1.1%
Short-Term Investments and Other Liabilities—Net	611,029	2.2%
	$27,111,786	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$26,500,757	$—	$—	$26,500,757
Short-Term Investments	—	1,120,614	—	1,120,614
Total Investments	$26,500,757	$1,120,614	$—	$27,621,371

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments China Equity ETF^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 96.6%
Air Freight & Logistics 1.3%
12,300	SF Holding Co. Ltd. Class A	$65,455
Automobile Components 4.2%
29,200	Fuyao Glass Industry Group Co. Ltd. Class A	175,409
2,500	Huizhou Desay Sv Automotive Co. Ltd. Class A	35,593
		211,002
Banks 6.6%
160,000	China CITIC Bank Corp. Ltd. Class H	85,216
254,000	China Construction Bank Corp. Class A	246,725
		331,941
Beverages 10.7%
1,000	Kweichow Moutai Co. Ltd. Class A	235,208
3,500	Luzhou Laojiao Co. Ltd. Class A	85,358
3,400	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	109,958
9,100	Tsingtao Brewery Co. Ltd. Class A	101,325
		531,849
Biotechnology 3.2%
17,000	Akeso, Inc.*(a)	102,267
4,400	BeiGene Ltd.*	59,570
		161,837
Broadline Retail 1.2%
14,300	Chongqing Department Store Co. Ltd. Class A	59,471
Building Products 1.7%
39,800	Zhejiang Weixing New Building Materials Co. Ltd. Class A	86,985
Capital Markets 2.1%
35,000	CITIC Securities Co. Ltd. Class A	103,450
Chemicals 1.9%
8,400	Wanhua Chemical Group Co. Ltd. Class A	92,726
Commercial Services & Supplies 1.1%
11,200	Shanghai M&G Stationery, Inc. Class A	55,360
Communications Equipment 0.5%
1,100	Zhongji Innolight Co. Ltd. Class A	23,684
Consumer Staples Distribution & Retail 1.1%
12,400	Laobaixing Pharmacy Chain JSC Class A	52,739
Number of Shares		Value
Containers & Packaging 2.1%
28,600	Shenzhen YUTO Packaging Technology Co. Ltd. Class A	$107,115
Electrical Equipment 6.8%
3,300	Contemporary Amperex Technology Co. Ltd. Class A	74,875
51,100	Dongfang Electric Corp. Ltd. Class A	115,936
25,300	NARI Technology Co. Ltd. Class A	81,380
5,500	Sungrow Power Supply Co. Ltd. Class A	66,560
		338,751
Electronic Equipment, Instruments & Components 9.0%
27,900	Foxconn Industrial Internet Co. Ltd. Class A	72,359
37,300	Luxshare Precision Industry Co. Ltd. Class A	142,753
21,400	Shenzhen Sunlord Electronics Co. Ltd. Class A	81,456
11,232	SUPCON Technology Co. Ltd. Class A	71,665
62,300	Tianma Microelectronics Co. Ltd. Class A*	79,189
		447,422
Food Products 3.9%
4,500	Anjoy Foods Group Co. Ltd. Class A	54,514
16,800	Henan Shuanghui Investment & Development Co. Ltd. Class A	68,119
7,500	Yankershop Food Co. Ltd. Class A	71,499
		194,132
Health Care Equipment & Supplies 4.9%
32,000	AK Medical Holdings Ltd.(a)	20,763
3,600	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	144,462
6,900	Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	77,546
		242,771
Health Care Providers & Services 2.0%
32,500	Aier Eye Hospital Group Co. Ltd. Class A	66,070
4,300	Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	35,980
		102,050
Household Durables 6.0%
20,200	Haier Smart Home Co. Ltd. Class A	67,526
21,700	Midea Group Co. Ltd. Class A	188,592
55,400	Shenzhen MTC Co. Ltd. Class A	41,898
		298,016
Insurance 2.6%
32,000	China Life Insurance Co. Ltd. Class H	39,441
See Notes to Financial Statements

Schedule of Investments China Equity ETF^ (Unaudited)  (cont’d)
Number of Shares		Value
Insurance – cont'd
15,200	Ping An Insurance Group Co. of China Ltd. Class A	$90,486
		129,927
Life Sciences Tools & Services 1.0%
8,100	Hangzhou Tigermed Consulting Co. Ltd. Class A	50,636
Machinery 7.0%
38,900	First Tractor Co. Ltd. Class A	80,700
27,600	Sany Heavy Industry Co. Ltd. Class A	53,389
3,000	Shenzhen Inovance Technology Co. Ltd. Class A	26,314
30,000	Yizumi Holdings Co. Ltd. Class A	72,019
34,200	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	118,265
		350,687
Personal Care Products 1.5%
5,200	Proya Cosmetics Co. Ltd. Class A	76,553
Pharmaceuticals 5.0%
8,000	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	61,034
14,500	HUTCHMED China Ltd.*	44,818
24,000	Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class A	142,007
		247,859
Number of Shares		Value
Real Estate Management & Development 1.4%
50,400	Poly Developments & Holdings Group Co. Ltd. Class A	$68,329
Semiconductors & Semiconductor Equipment 2.1%
28,100	Tongwei Co. Ltd. Class A	103,332
Textiles, Apparel & Luxury Goods 3.7%
26,800	Chow Tai Seng Jewellery Co. Ltd. Class A	68,800
14,000	Shenzhou International Group Holdings Ltd.	115,422
		184,222
Transportation Infrastructure 2.0%
58,600	Jiangsu Expressway Co. Ltd. Class A	97,987

Total Common Stocks (Cost $4,769,008)		4,816,288

Short-Term Investments 5.4%
Investment Companies 5.4%
270,706	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(b) (Cost $270,706)	270,706
Total Investments 102.0% (Cost $5,039,714)		5,086,994
Liabilities Less Other Assets (2.0)%		(98,432)
Net Assets 100.0%		$4,988,562

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2024 amounted to $123,030, which represents 2.5% of net assets of the
Fund.

(b)	Represents 7-day effective yield as of February 29, 2024.
See Notes to Financial Statements

Schedule of Investments China Equity ETF^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$4,816,288	$—	$—	$4,816,288
Short-Term Investments	—	270,706	—	270,706
Total Investments	$4,816,288	$270,706	$—	$5,086,994

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited)
February 29, 2024

Principal Amount		Value
Asset-Backed Securities 17.4%
$1,453,545	Ally Auto Receivables Trust, Series 2023-1, Class A2, 5.76%, due 11/15/2026	$1,454,674
297,000	Amur Equipment Finance Receivables XIII LLC, Series 2024-1A, Class A2, 5.38%, due 1/21/2031	296,100 (a)
397,772	Bank of America Auto Trust, Series 2023-1A, Class A2, 5.83%, due 5/15/2026	398,192 (a)
	BMW Vehicle Lease Trust
326,675	Series 2023-1, Class A2, 5.27%, due 2/25/2025	326,601
752,569	Series 2023-2, Class A2, 5.95%, due 8/25/2025	753,464
1,354,000	BMW Vehicle Owner Trust, Series 2023-A, Class A2A, 5.72%, due 4/27/2026	1,260,418
	Capital One Prime Auto Receivables Trust
175,985	Series 2022-1, Class A2, 2.71%, due 6/16/2025	175,812
1,076,810	Series 2023-1, Class A2, 5.20%, due 5/15/2026	1,075,344
406,000	CarMax Auto Owner Trust, Series 2024-1, Class A2A, 5.30%, due 3/15/2027	405,715
	Citizens Auto Receivables Trust
1,569,052	Series 2023-1, Class A2A, 6.13%, due 7/15/2026	1,572,939 (a)
2,247,000	Series 2023-2, Class A2A, 6.09%, due 10/15/2026	2,253,163 (a)
345,000	CNH Equipment Trust, Series 2024-A, Class A2, 5.19%, due 7/15/2027	344,427
322,178	Dell Equipment Finance Trust, Series 2023-1, Class A2, 5.65%, due 9/22/2028	322,161 (a)
404,490	DLLAA LLC, Series 2023-1A, Class A2, 5.93%, due 7/20/2026	405,442 (a)
249,771	DLLAD LLC, Series 2023-1A, Class A2, 5.19%, due 4/20/2026	249,116 (a)
204,000	DLLST LLC, Series 2024-1A, Class A2, 5.33%, due 1/20/2026	203,654 (a)
1,837,556	Fifth Third Auto Trust, Series 2023-1, Class A2A, 5.80%, due 11/16/2026	1,838,450
731,000	Ford Credit Auto Lease Trust, Series 2024-A, Class A2A, 5.24%, due 7/15/2026	729,835
528,421	Ford Credit Auto Owner Trust, Series 2023-A, Class A2A, 5.14%, due 3/15/2026	527,393
471,234	GECU Auto Receivables Trust, Series 2023-1A, Class A2, 5.95%, due 3/15/2027	471,862 (a)
	GM Financial Automobile Leasing Trust
731,028	Series 2023-1, Class A2A, 5.27%, due 6/20/2025	730,529
472,885	Series 2023-3, Class A2A, 5.58%, due 1/20/2026	472,939
	GM Financial Consumer Automobile Receivables Trust
392,126	Series 2022-3, Class A2A, 3.50%, due 9/16/2025	391,147
252,160	Series 2023-2, Class A2A, 5.10%, due 5/18/2026	251,631
2,617,124	Honda Auto Receivables Owner Trust, Series 2023-2, Class A2, 5.41%, due 4/15/2026	2,615,474
752,000	HPEFS Equipment Trust, Series 2022-1A, Class B, 1.79%, due 5/21/2029	739,785 (a)
632,000	Huntington Auto Trust, Series 2024-1A, Class A2, 5.50%, due 3/15/2027	632,545 (a)
	Hyundai Auto Lease Securitization Trust
351,696	Series 2023-A, Class A2A, 5.20%, due 4/15/2025	351,504 (a)
781,222	Series 2023-C, Class A2A, 5.85%, due 3/16/2026	783,137 (a)
721,000	Series 2024-A, Class A2A, 5.15%, due 6/15/2026	719,302 (a)
	Hyundai Auto Receivables Trust
953,258	Series 2023-A, Class A2A, 5.19%, due 12/15/2025	951,895
2,305,000	Series 2023-C, Class A2A, 5.80%, due 1/15/2027	2,312,856
630,000	John Deere Owner Trust, Series 2023-C, Class A2, 5.76%, due 8/17/2026	630,820
	Kubota Credit Owner Trust
78,418	Series 2022-1A, Class A2, 2.34%, due 4/15/2025	78,280 (a)
405,755	Series 2023-1A, Class A2, 5.40%, due 2/17/2026	405,218 (a)
406,572	Mercedes-Benz Auto Receivables Trust, Series 2022-1, Class A2, 5.26%, due 10/15/2025	406,425
14,405	MMAF Equipment Finance LLC, Series 2022-A, Class A2, 2.77%, due 2/13/2025	14,389 (a)
1,392,743	Nissan Auto Lease Trust, Series 2023-B, Class A2A, 5.74%, due 8/15/2025	1,393,560
	Nissan Auto Receivables Owner Trust
296,969	Series 2022-B, Class A2, 4.50%, due 8/15/2025	296,405
2,167,708	Series 2023-A, Class A2A, 5.34%, due 2/17/2026	2,165,666
2,006,000	Porsche Financial Auto Securitization Trust, Series 2023-2A, Class A2A, 5.88%, due 11/23/2026	2,010,801 (a)
757,000	SBNA Auto Lease Trust, Series 2024-A, Class A2, 5.45%, due 1/20/2026	756,499 (a)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited)  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
	Toyota Auto Receivables Owner Trust
$423,046	Series 2023-A, Class A2, 5.05%, due 1/15/2026	$422,453
2,670,558	Series 2023-C, Class A2A, 5.60%, due 8/17/2026	2,670,851
1,737,000	USAA Auto Owner Trust, Series 2023-A, Class A2, 5.83%, due 7/15/2026	1,739,359 (a)
	Verizon Master Trust
1,138,000	Series 2022-7, Class A1B, (30 day USD SOFR Average + 0.85%), 6.17%, due 11/22/2027	1,140,999 (b)
474,000	Series 2023-5, Class A1B, (30 day USD SOFR Average + 0.68%), 6.00%, due 9/8/2028	477,937 (b)
910,000	Volkswagen Auto Lease Trust, Series 2023-A, Class A2A, 5.87%, due 1/20/2026	911,923
	World Omni Auto Receivables Trust
104,215	Series 2022-B, Class A2A, 2.77%, due 10/15/2025	103,971
158,709	Series 2022-D, Class A2A, 5.51%, due 3/16/2026	158,731
901,831	Series 2023-A, Class A2A, 5.18%, due 7/15/2026	900,693
2,505,000	Series 2023-C, Class A2A, 5.57%, due 12/15/2026	2,505,028
Total Asset-Backed Securities (Cost $45,162,160)		45,207,514

Corporate Bonds 57.7%
Aerospace & Defense 1.0%
2,525,000	RTX Corp., 3.20%, due 3/15/2024	2,522,899
Agriculture 0.8%
2,065,000	Philip Morris International, Inc., 5.13%, due 11/15/2024	2,059,707
Auto Manufacturers 4.2%
	General Motors Financial Co., Inc.
1,645,000	1.05%, due 3/8/2024	1,644,143
1,400,000	1.20%, due 10/15/2024	1,361,354
1,644,000	Mercedes-Benz Finance North America LLC, (Secured Overnight Financing Rate + 0.93%), 6.28%, due 3/30/2025	1,654,438 (a)(b)
2,405,000	Toyota Motor Credit Corp., (Secured Overnight Financing Rate + 0.62%), 5.97%, due 3/22/2024	2,405,505 (b)
3,800,000	Volkswagen Group of America Finance LLC, (Secured Overnight Financing Rate + 0.95%), 6.30%, due 6/7/2024	3,807,159 (a)(b)
		10,872,599
Banks 20.6%
	Bank of America Corp.
3,973,000	(Secured Overnight Financing Rate + 1.10%), 6.45%, due 4/25/2025	3,977,202 (b)
1,740,000	(Secured Overnight Financing Rate + 1.33%), 6.68%, due 4/2/2026	1,753,106 (b)
4,770,000	Bank of New York Mellon Corp., 2.10%, due 10/24/2024	4,666,368
	Citigroup, Inc.
1,445,000	(Secured Overnight Financing Rate + 1.37%), 6.72%, due 5/24/2025	1,449,571 (b)
3,195,000	(Secured Overnight Financing Rate + 1.53%), 6.88%, due 3/17/2026	3,224,480 (b)
	Credit Suisse AG
2,881,000	4.75%, due 8/9/2024	2,867,829
800,000	3.63%, due 9/9/2024	792,063
5,121,000	Goldman Sachs Group, Inc., 5.70%, due 11/1/2024	5,123,849
4,850,000	JPMorgan Chase & Co., (Secured Overnight Financing Rate + 0.58%), 5.93%, due 6/23/2025	4,853,291 (b)
5,350,000	Morgan Stanley, (Secured Overnight Financing Rate + 0.95%), 6.29%, due 2/18/2026	5,370,993 (b)
910,000	PNC Bank NA, 2.95%, due 2/23/2025	888,435
4,670,000	Royal Bank of Canada, (Secured Overnight Financing Rate Index + 0.44%), 5.79%, due 1/21/2025	4,674,540 (b)
4,130,000	Truist Financial Corp., (Secured Overnight Financing Rate + 0.40%), 5.75%, due 6/9/2025	4,118,815 (b)
4,050,000	U.S. Bancorp, 2.40%, due 7/30/2024	3,996,349
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited)  (cont’d)
Principal Amount		Value

Banks – cont'd
$5,640,000	Wells Fargo Bank NA, (Secured Overnight Financing Rate + 1.07%), 6.42%, due 12/11/2026	$5,704,188 (b)
53,461,079
Beverages 1.9%
2,775,000	Pepsico Singapore Financing I Pte. Ltd., (Secured Overnight Financing Rate Index + 0.56%), 5.90%, due 2/16/2027	2,781,965 (b)
2,172,000	PepsiCo, Inc., (Secured Overnight Financing Rate Index + 0.40%), 5.74%, due 11/12/2024	2,174,117 (b)
4,956,082
Biotechnology 1.3%
3,285,000	Amgen, Inc., 3.63%, due 5/22/2024	3,269,779
Diversified Financial Services 2.4%
5,104,000	American Express Co., (Secured Overnight Financing Rate + 0.93%), 6.28%, due 3/4/2025	5,132,797 (b)
1,175,000	Capital One Financial Corp., (Secured Overnight Financing Rate + 1.35%), 6.69%, due 5/9/2025	1,176,433 (b)
6,309,230
Electric 2.8%
930,000	Florida Power & Light Co., 3.25%, due 6/1/2024	923,732
985,000	Mississippi Power Co., (Secured Overnight Financing Rate + 0.30%), 5.65%, due 6/28/2024	984,772 (b)
2,220,000	National Rural Utilities Cooperative Finance Corp., (Secured Overnight Financing Rate + 0.33%), 5.68%, due 10/18/2024	2,220,940 (b)
3,105,000	NextEra Energy Capital Holdings, Inc., (Secured Overnight Financing Rate Index + 0.76%), 6.10%, due 1/29/2026	3,111,411 (b)
7,240,855
Healthcare - Products 2.8%
2,825,000	Baxter International, Inc., (Secured Overnight Financing Rate Index + 0.44%), 5.78%, due 11/29/2024	2,825,233 (b)
4,588,000	Thermo Fisher Scientific, Inc., 1.22%, due 10/18/2024	4,467,497
7,292,730
Insurance 1.5%
870,000	Corebridge Global Funding, 0.65%, due 6/17/2024	857,079 (a)
3,091,000	Protective Life Global Funding, (Secured Overnight Financing Rate + 0.98%), 6.33%, due 3/28/2025	3,109,601 (a)(b)
3,966,680
Machinery - Construction & Mining 1.9%
4,813,000	Caterpillar Financial Services Corp., (Secured Overnight Financing Rate + 0.27%), 5.62%, due 9/13/2024	4,815,763 (b)
Machinery - Diversified 2.1%
John Deere Capital Corp.
1,522,000	(Secured Overnight Financing Rate + 0.20%), 5.55%, due 10/11/2024	1,522,391 (b)
3,798,000	(Secured Overnight Financing Rate + 0.56%), 5.92%, due 3/7/2025	3,809,618 (b)
5,332,009
Media 1.4%
1,415,000	Discovery Communications LLC, 3.90%, due 11/15/2024	1,396,423
2,305,000	Sky Ltd., 3.75%, due 9/16/2024	2,280,096 (a)
3,676,519
Miscellaneous Manufacturer 1.7%
4,470,000	Siemens Financieringsmaatschappij NV, (Secured Overnight Financing Rate + 0.43%), 5.78%, due 3/11/2024	4,470,146 (a)(b)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited)  (cont’d)
Principal Amount		Value

Pharmaceuticals 2.6%
	AbbVie, Inc.
$3,575,000	3.85%, due 6/15/2024	$3,554,153
1,020,000	2.60%, due 11/21/2024	998,888
2,140,000	Bristol-Myers Squibb Co., (Secured Overnight Financing Rate + 0.49%), 5.83%, due 2/20/2026	2,147,643 (b)
		6,700,684
Pipelines 0.6%
1,645,000	Enterprise Products Operating LLC, 3.75%, due 2/15/2025	1,618,093
Real Estate Investment Trusts 0.9%
2,440,000	Simon Property Group LP, 2.00%, due 9/13/2024	2,389,236
Semiconductors 2.4%
6,292,000	Analog Devices, Inc., (Secured Overnight Financing Rate Index + 0.25%), 5.60%, due 10/1/2024	6,291,669 (b)
Software 1.4%
3,495,000	Oracle Corp., 3.40%, due 7/8/2024	3,466,422
Telecommunications 3.4%
4,767,000	AT&T, Inc., 0.90%, due 3/25/2024	4,753,059
	Verizon Communications, Inc.
3,470,000	0.75%, due 3/22/2024	3,461,546
615,000	3.50%, due 11/1/2024	605,917
		8,820,522

Total Corporate Bonds (Cost $149,310,263)		149,532,703
Number of Shares

Short-Term Investments 17.5%
Investment Companies 17.5%
45,330,509	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(c) (Cost $45,330,509)	45,330,509
Total Investments 92.6% (Cost $239,802,932)		240,070,726
Other Assets Less Liabilities 7.4%		19,046,993 (d)
Net Assets 100.0%		$259,117,719

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 29, 2024, these securities amounted to $30,581,967, which represents 11.8% of net assets of the Fund.

(b)	Variable or floating rate security. The interest rate shown was the current rate as of February 29, 2024 and changes periodically.
(c)	Represents 7-day effective yield as of February 29, 2024.
(d)	Includes the impact of the Fund’s open positions in derivatives at February 29, 2024.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At February 29, 2024, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2024	44	Nickel	$4,677,948	$279,049
3/2024	222	Primary Aluminum	12,194,571	(398,919)
3/2024	177	Zinc	10,590,131	(335,912)
4/2024	178	Gold 100 Oz	36,573,660	(106,523)
4/2024	98	Lead	5,052,758	(48,495)
4/2024	125	New York Harbor ULSD	13,625,850	610,901
4/2024	52	Nickel	5,552,352	465,181
4/2024	49	Platinum	2,165,800	(233,375)
4/2024	74	Sugar 11	1,797,667	9,415
5/2024	277	Brent Crude Oil	22,306,810	1,070,121
5/2024	23	Cattle Feeder	2,945,438	139,064
5/2024	49	Coffee'c'	3,387,431	49,961
5/2024	123	Cotton No.2	6,123,555	1,012,828
5/2024	99	Lead	5,087,833	(252,793)
5/2024	123	Low Sulphur Gasoil	9,717,000	707,440
5/2024	116	Silver	13,273,300	(28,419)
5/2024	215	Soybean	12,263,063	(1,031,100)
5/2024	374	Soybean Meal	12,312,080	(940,005)
5/2024	368	Soybean Oil	9,982,368	(9,388)
5/2024	211	Wheat	6,195,488	(455,016)
5/2024	165	Zinc	9,989,719	(354,291)
6/2024	199	Lean Hogs	7,975,920	607,932
6/2024	149	Live Cattle	10,801,010	565,179
6/2024	241	Primary Aluminum	13,478,046	(463,076)
6/2024	161	RBOB Gasoline	16,873,895	1,115,672
6/2024	133	Zinc	8,088,894	(152,460)
7/2024	171	Copper	16,531,425	124,139
7/2024	513	Corn	11,318,062	(1,296,309)
7/2024	169	Zinc	10,303,719	(344,460)
8/2024	346	Natural Gas	8,881,820	50,423
8/2024	217	Primary Aluminum	12,290,446	(249,969)
8/2024	225	WTI Crude	16,843,500	800,861
9/2024	51	Nickel	5,575,626	454,024
9/2024	130	Primary Aluminum	7,404,378	(76,566)
12/2024	194	Wheat	5,827,276	(338,855)
Total Long Positions			$358,008,839	$946,259

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited)  (cont’d)
Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2024	44	Nickel	$(4,677,948)	$(392,495)
3/2024	222	Primary Aluminum	(12,194,571)	385,964
3/2024	177	Zinc	(10,590,131)	456,416
4/2024	98	Lead	(5,052,758)	232,727
4/2024	52	Nickel	(5,552,352)	(492,383)
5/2024	2	Lead	(102,785)	183
5/2024	165	Zinc	(9,989,719)	43,191
6/2024	241	Primary Aluminum	(13,478,046)	194,848
6/2024	133	Zinc	(8,088,894)	301,055
7/2024	3	Zinc	(182,906)	1,184
8/2024	217	Primary Aluminum	(12,290,446)	134,489
9/2024	1	Nickel	(109,326)	(11,679)
Total Short Positions			$(82,309,882)	$853,500
Total Futures				$1,799,759
At February 29, 2024, the Fund had $16,419,249 deposited in a segregated account to cover margin requirements on open futures.
For the six months ended February 29, 2024, the average notional value for the months where the Fund had futures outstanding was $338,244,535 for long positions and $(55,975,723) for short positions.
The following is a summary, categorized by Level (see Note A of the Consolidated Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Asset-Backed Securities	$—	$45,207,514	$—	$45,207,514
Corporate Bonds#	—	149,532,703	—	149,532,703
Short-Term Investments	—	45,330,509	—	45,330,509
Total Investments	$—	$240,070,726	$—	$240,070,726

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
The following is a summary, categorized by Level (see Note A of the Consolidated Financial Statements), of inputs used to value the Fund’s derivatives as of February 29, 2024:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures
Assets	$9,812,247	$—	$—	$9,812,247
Liabilities	(8,012,488)	—	—	(8,012,488)
Total	$1,799,759	$—	$—	$1,799,759

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements

Schedule of Investments Disrupters ETF^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 97.9%
Aerospace & Defense 3.7%
467	TransDigm Group, Inc.	$550,005
Automobile Components 1.5%
8,915	Mobileye Global, Inc. Class A*	227,065
Biotechnology 2.6%
4,157	Moderna, Inc.*	383,442
Broadline Retail 4.4%
3,722	Amazon.com, Inc.*	657,901
Capital Markets 4.4%
6,257	Tradeweb Markets, Inc. Class A	662,116
Electrical Equipment 1.8%
4,921	NEXTracker, Inc. Class A*	276,757
Electronic Equipment, Instruments & Components 2.7%
2,662	Keysight Technologies, Inc.*	410,747
Ground Transportation 6.1%
11,511	Uber Technologies, Inc.*	915,124
Health Care Equipment & Supplies 13.6%
2,947	Dexcom, Inc.*	339,111
807	IDEXX Laboratories, Inc.*	464,211
1,672	Intuitive Surgical, Inc.*	644,723
2,312	Shockwave Medical, Inc.*	603,132
		2,051,177
IT Services 3.7%
1,253	MongoDB, Inc.*	560,818
Pharmaceuticals 4.3%
865	Eli Lilly & Co.	651,933
Number of Shares		Value
Professional Services 1.9%
1,527	Paycom Software, Inc.	$278,509
Semiconductors & Semiconductor Equipment 28.1%
4,715	Advanced Micro Devices, Inc.*	907,779
725	ASML Holding NV	689,968
757	Monolithic Power Systems, Inc.	545,070
1,331	NVIDIA Corp.	1,052,981
3,090	Onto Innovation, Inc.*	569,054
7,838	Rambus, Inc.*	464,323
		4,229,175
Software 19.1%
610	Adobe, Inc.*	341,771
992	Intuit, Inc.	657,587
1,334	Microsoft Corp.	551,796
1,463	Palo Alto Networks, Inc.*	454,334
4,294	Procore Technologies, Inc.*	335,061
684	ServiceNow, Inc.*	527,596
		2,868,145

Total Common Stocks (Cost $11,194,421)		14,722,914

Short-Term Investments 2.1%
Investment Companies 2.1%
323,925	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(a) (Cost $323,925)	323,925
Total Investments 100.0% (Cost $11,518,346)		15,046,839
Liabilities Less Other Assets (0.0)%(b)		(2,233)
Net Assets 100.0%		$15,044,606

*	Non-income producing security.
(a)	Represents 7-day effective yield as of February 29, 2024.
(b)	Represents less than 0.05% of net assets of the Fund.
See Notes to Financial Statements

Schedule of Investments Disrupters ETF^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$14,722,914	$—	$—	$14,722,914
Short-Term Investments	—	323,925	—	323,925
Total Investments	$14,722,914	$323,925	$—	$15,046,839

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Global Real Estate ETF^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 99.7%
Australia 4.8%
35,748	Charter Hall Retail REIT	$82,024
19,688	GPT Group	55,668
101,564	Region RE Ltd.	145,896
		283,588
Belgium 1.5%
2,113	Shurgard Self Storage Ltd.	90,607
Canada 4.5%
2,978	Canadian Apartment Properties REIT	104,471
8,801	RioCan REIT	115,950
3,868	Tricon Residential, Inc.	43,008
		263,429
France 2.6%
951	Gecina SA	91,786
876	Unibail-Rodamco-Westfield*	63,984
		155,770
Hong Kong 4.6%
8,900	Link REIT	44,275
66,000	Sino Land Co. Ltd.	71,231
15,269	Sun Hung Kai Properties Ltd.	153,967
		269,473
Japan 9.4%
109	LaSalle Logiport REIT	102,442
4,200	Mitsui Fudosan Co. Ltd.	113,769
18	Nippon Building Fund, Inc.	69,277
63	Nippon Prologis REIT, Inc.	105,308
4,500	Nomura Real Estate Holdings, Inc.	111,749
1,900	Sumitomo Realty & Development Co. Ltd.	56,245
		558,790
Singapore 3.3%
50,000	Mapletree Pan Asia Commercial Trust	50,165
33,800	UOL Group Ltd.	147,956
		198,121
Spain 2.3%
1,061	Cellnex Telecom SA*(a)	38,152
10,081	Merlin Properties Socimi SA	95,390
		133,542
Switzerland 1.4%
342	PSP Swiss Property AG	43,506
441	Swiss Prime Site AG	42,138
		85,644
United Kingdom 5.4%
35,306	Grainger PLC	111,061
Number of Shares		Value
United Kingdom – cont'd
7,542	Great Portland Estates PLC	$34,330
7,661	Segro PLC	81,754
7,851	UNITE Group PLC	95,139
		322,284
United States 59.9%
3,900	American Healthcare REIT, Inc.*	53,313
1,591	American Tower Corp.	316,386
3,177	Apartment Income REIT Corp.	96,327
965	AvalonBay Communities, Inc.	170,834
680	Boston Properties, Inc.	44,010
1,230	Camden Property Trust	116,210
1,184	Crown Castle, Inc.	130,169
517	Digital Realty Trust, Inc.	75,901
170	EastGroup Properties, Inc.	29,867
313	Equinix, Inc.	278,201
996	Equity LifeStyle Properties, Inc.	67,051
888	Extra Space Storage, Inc.	125,181
1,297	Gaming & Leisure Properties, Inc.	58,988
11,959	Hudson Pacific Properties, Inc.	75,820
1,117	Invitation Homes, Inc.	38,056
1,372	Iron Mountain, Inc.	107,894
6,873	Kimco Realty Corp.	135,810
1,820	Omega Healthcare Investors, Inc.	56,638
2,238	Prologis, Inc.	298,258
886	Public Storage	251,509
2,394	Realty Income Corp.	124,751
2,203	Retail Opportunity Investments Corp.	28,485
824	Rexford Industrial Realty, Inc.	41,925
459	SBA Communications Corp.	96,037
1,264	Simon Property Group, Inc.	187,249
778	Sun Communities, Inc.	104,065
2,399	Urban Edge Properties	40,807
2,185	Ventas, Inc.	92,404
2,353	VICI Properties, Inc.	70,425
1,541	Welltower, Inc.	142,019
2,679	Weyerhaeuser Co.	92,104
		3,546,694
Total Common Stocks (Cost $5,632,758)		5,907,942

See Notes to Financial Statements

Schedule of Investments Global Real Estate ETF^ (Unaudited)  (cont’d)
Number of Shares		Value

Short-Term Investments 1.2%
Investment Companies 1.2%
72,918	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(b) (Cost $72,918)	$72,918
Total Investments 100.9% (Cost $5,705,676)		5,980,860
Liabilities Less Other Assets (0.9)%		(54,979)
Net Assets 100.0%		$5,925,881

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2024 amounted to $38,152, which represents 0.6% of net assets of the
Fund.

(b)	Represents 7-day effective yield as of February 29, 2024.
See Notes to Financial Statements

Schedule of Investments Global Real Estate ETF^ (Unaudited)  (cont’d)

POSITIONS BY SECTOR
Sector	Investments at Value	Percentage of Net Assets
Specialty REITs	$2,107,945	35.6%
Retail REITs	969,231	16.3%
Real Estate Holding & Development	894,630	15.1%
Industrial & Office REITs	872,335	14.7%
Residential REITs	792,153	13.4%
Diversified REITs	201,223	3.4%
Hotel & Lodging REITs	70,425	1.2%
Short-Term Investments and Other Liabilities-Net	17,939	0.3%
Total	$5,925,881	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$5,907,942	$—	$—	$5,907,942
Short-Term Investments	—	72,918	—	72,918
Total Investments	$5,907,942	$72,918	$—	$5,980,860

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Next Generation Connected Consumer ETF^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 96.0%
Beverages 6.2%
70,688	Becle SAB de CV(a)	$165,147
6,542	Keurig Dr Pepper, Inc.	195,671
		360,818
Consumer Staples Distribution & Retail 6.2%
1,686	Dollar Tree, Inc.*	247,303
1,863	Walmart, Inc.	109,190
		356,493
Diversified Consumer Services 1.5%
5,436	Coursera, Inc.*	87,357
Entertainment 5.7%
755	Spotify Technology SA*	193,590
1,249	Walt Disney Co.	139,363
		332,953
Financial Services 1.7%
4,257	Toast, Inc. Class A*	97,911
Food Products 1.9%
3,157	Simply Good Foods Co.*	112,010
Health Care Equipment & Supplies 3.5%
969	EssilorLuxottica SA	205,437
Hotels, Restaurants & Leisure 24.4%
4,485	Basic-Fit NV*(a)(b)	120,700
7,823	Carnival Corp.*	124,073
37	Chipotle Mexican Grill, Inc.*	99,484
5,946	Cie des Alpes	84,957
2,511	DraftKings, Inc. Class A*	108,776
18,705	eDreams ODIGEO SA*	137,471
4,455	Las Vegas Sands Corp.	242,887
639	Marriott International, Inc. Class A	159,667
700	McDonald's Corp.	204,596
22,858	Soho House & Co., Inc.*(a)	133,034
		1,415,645
Insurance 4.3%
1,178	Allstate Corp.	187,915
39,000	ZhongAn Online P&C Insurance Co. Ltd. Class H*(b)	61,766
		249,681
Interactive Media & Services 5.9%
1,037	Alphabet, Inc. Class C*	144,952
3,885	Match Group, Inc.*	140,015
Number of Shares		Value
Interactive Media & Services – cont'd
5,090	Snap, Inc. Class A*	$56,092
		341,059
IT Services 3.1%
1,278	Wix.com Ltd.*	179,150
Pharmaceuticals 2.5%
731	Zoetis, Inc.	144,979
Software 0.9%
6,660	Zuora, Inc. Class A*	53,813
Specialty Retail 17.2%
4,860	Aritzia, Inc.*	128,523
2,920	Beyond, Inc.*	97,907
383	Home Depot, Inc.	145,774
1,591	TJX Cos., Inc.	157,732
133,000	Topsports International Holdings Ltd.(b)	90,371
345	Ulta Beauty, Inc.*	189,253
14,945	Warby Parker, Inc. Class A*	189,951
		999,511
Textiles, Apparel & Luxury Goods 7.8%
175	Kering SA	80,394
11,000	Li Ning Co. Ltd.	27,424
2,584	Moncler SpA	186,167
1,521	NIKE, Inc. Class B	158,078
		452,063
Wireless Telecommunication Services 3.2%
1,132	T-Mobile U.S., Inc.	184,856

Total Common Stocks (Cost $5,279,646)		5,573,736

Short-Term Investments 7.0%
Investment Companies 7.0%
231,075	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(c)	231,075
176,285	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)(d)	176,285
Total Short-Term Investments (Cost $407,360)		407,360
Total Investments 103.0% (Cost $5,687,006)		5,981,096
Liabilities Less Other Assets (3.0)%		(174,210)
Net Assets 100.0%		$5,806,886

*	Non-income producing security.
See Notes to Financial Statements

Schedule of Investments Next Generation Connected Consumer ETF^ (Unaudited)  (cont’d)
(a)
All or a portion of this security is on loan at February 29, 2024. Total value of all such securities at
February 29, 2024 amounted to $287,653, collateralized by cash collateral of $176,285 and non-cash
(U.S. Treasury Securities) collateral of $127,339 for the Fund (see Note A of the Notes to Financial
Statements).

(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2024 amounted to $272,837, which represents 4.7% of net assets of the
Fund.

(c)	Represents 7-day effective yield as of February 29, 2024.
(d)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments Next Generation Connected Consumer ETF^ (Unaudited)  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$3,973,195	68.4%
France	370,788	6.4%
Italy	186,167	3.2%
China	179,561	3.1%
Israel	179,150	3.1%
Mexico	165,147	2.8%
Spain	137,471	2.4%
United Kingdom	133,034	2.3%
Canada	128,523	2.2%
Netherlands	120,700	2.1%
Short-Term Investments and Other Liabilities—Net	233,150	4.0%
	$5,806,886	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$5,573,736	$—	$—	$5,573,736
Short-Term Investments	—	407,360	—	407,360
Total Investments	$5,573,736	$407,360	$—	$5,981,096

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Option Strategy ETF^ (Unaudited)
February 29, 2024

Principal Amount		Value
U.S. Treasury Obligations 93.6%
	U.S. Treasury Notes
$214,200,000	0.25%, due 3/15/2024 - 6/15/2024	$212,339,025
83,100,000	0.38%, due 9/15/2024	80,951,086
53,800,000	1.00%, due 12/15/2024	52,085,125
17,200,000	1.75%, due 3/15/2025	16,630,922
53,100,000	3.50%, due 9/15/2025	52,077,410
35,000,000	4.00%, due 12/15/2025	34,572,070

Total U.S. Treasury Obligations (Cost $448,828,502)		448,655,638
Number of Shares

Short-Term Investments 6.5%
Investment Companies 6.5%
31,132,984	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(a) (Cost $31,132,984)	31,132,984
Total Investments 100.1% (Cost $479,961,486)		479,788,622
Liabilities Less Other Assets (0.1)%		(529,694)(b)
Net Assets 100.0%		$479,258,928

(a)	Represents 7-day effective yield as of February 29, 2024.
(b)	Includes the impact of the Fund’s open positions in derivatives at February 29, 2024.
See Notes to Financial Statements

Schedule of Investments Option Strategy ETF^ (Unaudited)  (cont’d)
Derivative Instruments
Written option contracts ("options written")
At February 29, 2024, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	3	$(1,528,881)	$4,955	3/1/2024	$(68)
S&P 500 Index	120	(61,155,240)	5,065	3/1/2024	(46,800)
S&P 500 Index	60	(30,577,620)	5,070	3/1/2024	(29,100)
S&P 500 Index	18	(9,173,286)	4,945	3/8/2024	(5,490)
S&P 500 Index	9	(4,586,643)	4,950	3/8/2024	(2,925)
S&P 500 Index	64	(32,616,128)	4,995	3/8/2024	(40,320)
S&P 500 Index	70	(35,673,890)	5,000	3/8/2024	(47,600)
S&P 500 Index	5	(2,548,135)	5,020	3/8/2024	(4,700)
S&P 500 Index	46	(23,442,842)	5,030	3/8/2024	(51,060)
S&P 500 Index	27	(13,759,929)	5,065	3/8/2024	(53,325)
S&P 500 Index	1	(509,627)	4,935	3/15/2024	(745)
S&P 500 Index	4	(2,038,508)	4,965	3/15/2024	(3,920)
S&P 500 Index	52	(26,500,604)	5,020	3/15/2024	(91,260)
S&P 500 Index	176	(89,694,352)	5,025	3/15/2024	(326,480)
S&P 500 Index	5	(2,548,135)	5,085	3/15/2024	(18,425)
S&P 500 Index	113	(57,587,851)	5,085	3/22/2024	(530,535)
S&P 500 Index	121	(61,664,867)	5,090	3/22/2024	(593,505)
S&P 500 Index	55	(28,029,485)	5,075	3/28/2024	(259,050)
S&P 500 Index	4	(2,038,508)	5,090	3/28/2024	(21,160)
Total options written (premium received $4,571,080)					$(2,126,468)
For the period ended February 29, 2024, the average market value for the months where the Fund had options written outstanding was $(3,613,587).
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$448,655,638	$—	$448,655,638
Short-Term Investments	—	31,132,984	—	31,132,984
Total Investments	$—	$479,788,622	$—	$479,788,622
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of February 29, 2024:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(2,126,468)	$—	$—	$(2,126,468)
Total	$(2,126,468)	$—	$—	$(2,126,468)

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)
Neuberger Berman ETF Trust
	Carbon Transition & Infrastructure ETF	China Equity ETF	Commodity Strategy ETF**
	February 29, 2024	February 29, 2024	February 29, 2024
Assets
Investments in securities, at value*† (Note A)— see Schedule of Investments:
Unaffiliated issuers(a)	$27,621,371	$5,086,994	$240,070,726
Foreign currency(b)	16,519	—	—
Cash collateral segregated for futures contracts (Note A)	—	—	16,419,249
Dividends and interest receivable	41,311	1,162	1,738,602
Receivable for securities sold	—	—	—
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	1,799,759
Receivable from Management—net (Note B)	—	19,748	46,049
Receivable for Fund shares sold	—	—	1,553,107
Receivable for securities lending income (Note A)	167	—	—
Prepaid expenses and other assets	—	—	2,593
Total Assets	27,679,368	5,107,904	261,630,085
Liabilities
Payable to investment manager—net (Note B)	11,360	2,271	100,025
Option contracts written, at value(c) (Note A)	—	—	—
Payable for securities purchased	—	21,005	2,252,535
Payable to administrator (Note B)	—	—	—
Payable to trustees	—	7,278	5,845
Payable for audit fees	—	23,654	60,704
Payable for custodian and accounting fees	—	28,802	34,158
Payable for legal fees	—	24,565	37,347
Interest payable (Note E)	—	146	—
Payable for cash collateral on loaned securities (Note A)	556,222	—	—
Other accrued expenses and payables	—	11,621	21,752
Total Liabilities	567,582	119,342	2,512,366
Net Assets	$27,111,786	$4,988,562	$259,117,719

Net Assets consist of:
Paid-in capital	$26,651,807	$23,009,427	$367,400,265
Total distributable earnings/(losses)	459,979	(18,020,865)	(108,282,546)
Net Assets	$27,111,786	$4,988,562	$259,117,719
Shares Outstanding ($0.001 par value; unlimited shares authorized)	1,075,001	211,994	12,513,076
Net Asset Value, offering and redemption price per share	$25.22	$23.53	$20.71

†Securities on loan, at value:
Unaffiliated issuers	$576,615	$—	$—
*Cost of Investments:
(a) Unaffiliated issuers	$26,049,571	$5,039,714	$239,802,932
(b) Total cost of foreign currency	$16,637	$—	$—
(c) Premium received from option contracts written	$—	$—	$—

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

Disrupters ETF	Global Real Estate ETF	Next Generation Connected Consumer ETF	Option Strategy ETF
February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024

$15,046,839	$5,980,860	$5,981,096	$479,788,622
—	2,062	—	—
—	—	—	—
3,830	11,528	4,461	1,857,976
—	72,445	—	83,736
—	—	—	—
—	17,871	—	—
—	—	—	—
—	—	103	—
—	7	—	1,213
15,050,669	6,084,773	5,985,660	481,731,547

6,063	2,826	2,489	155,576
—	—	—	2,126,468
—	72,307	—	10,292
—	—	—	25,455
—	7,276	—	6,870
—	23,493	—	25,351
—	27,598	—	65,160
—	12,379	—	29,841
—	548	—	—
—	—	176,285	—
—	12,465	—	27,606
6,063	158,892	178,774	2,472,619
$15,044,606	$5,925,881	$5,806,886	$479,258,928

$11,978,800	$6,324,930	$5,919,241	$502,922,674
3,065,806	(399,049)	(112,355)	(23,663,746)
$15,044,606	$5,925,881	$5,806,886	$479,258,928
529,000	226,428	250,001	18,473,476
$28.44	$26.17	$23.23	$25.94

$—	$—	$287,653	$—

$11,518,346	$5,705,676	$5,687,006	$479,961,486
$—	$2,061	$—	$—
$—	$—	$—	$4,571,080

Statements of Operations (Unaudited)
Neuberger Berman ETF Trust
	Carbon Transition & Infrastructure ETF	China Equity ETF(a)	Commodity Strategy ETF**
	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$197,135	$7,691	$—
Interest and other income—unaffiliated issuers	19,298	4,752	7,275,261
Income from securities loaned—net	1,337	—	—
Foreign taxes withheld	(3,655)	(568)	(966)
Total income	$214,115	$11,875	$7,274,295
Expenses:
Investment management fees (Note B)	81,054	11,204	651,907
Administration fees (Note B)	—	1,651	117,682
Transfer agent fees	—	4,609	5,957
Audit fees	—	19,339	29,724
Subsidiary administration fees	—	—	24,863
Custodian and accounting fees	—	25,622	42,332
Insurance	—	—	5,429
Legal fees	—	40,691	55,585
Registration and filing fees	—	41,786	9,182
Shareholder reports	—	666	9,945
Stock exchange listing fees	—	4,268	5,058
Trustees' fees and expenses	—	25,275	24,829
Miscellaneous and other fees (Note A)	—	5,422	10,803
Total expenses	81,054	180,533	993,296

Expenses reimbursed by Management (Note B)	—	(166,403)	(144,775)
Investment management fees waived (Note B)	(12,470)	—	—
Total net expenses	68,584	14,130	848,521
Net investment income/(loss)	$145,531	$(2,255)	$6,425,774

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(1,068,895)	(358,404)	30,419
Redemption in-kind	—	—	—
Settlement of foreign currency transactions	(35,689)	(21,684)	—
Expiration or closing of futures contracts	—	—	(16,300,094)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	2,429,335	173,000	382,000
Foreign currency translations	22,492	9,709	—
Futures contracts	—	—	(3,756,562)
Net gain/(loss) on investments	1,347,243	(197,379)	(19,644,237)
Net increase/(decrease) in net assets resulting from operations	$1,492,774	$(199,634)	$(13,218,463)

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
(a)
After the close of business on October 13, 2023, Neuberger Berman Greater China Equity Fund and Neuberger Berman Global Real
Estate Fund (together, the "Predecessor Funds") were reorganized into Neuberger Berman China Equity ETF and Neuberger Berman
Global Real Estate ETF, respectively. The amounts disclosed include those of the Predecessor Funds. Refer to Note A in the Notes to
Financial Statements for additional information on the reorganizations.

See Notes to Financial Statements

Disrupters ETF	Global Real Estate ETF(a)	Next Generation Connected Consumer ETF
For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024

$29,116	$79,213	$19,359
6,292	1,475	5,862
24	—	839
(312)	(4,685)	(80)
$35,120	$76,003	$25,980

37,030	13,989	17,305
—	2,184	—
—	4,402	—
—	18,858	—
—	—	—
—	24,711	—
—	33	—
—	28,505	—
—	25,691	—
—	1,719	—
—	4,268	—
—	25,274	—
—	5,273	—
37,030	154,907	17,305

—	(137,623)	—
(5,697)	—	(2,662)
31,333	17,284	14,643
$3,787	$58,719	$11,337

273,831	(170,480)	(63,549)
53,137	—	—
—	(386)	37
—	—	—

2,083,544	514,989	494,907
—	(184)	(2)
—	—	—
2,410,512	343,939	431,393
$2,414,299	$402,658	$442,730

Statements of Operations (Unaudited)  (cont’d)
Neuberger Berman ETF Trust

	Option Strategy ETF	Option Strategy ETF
	For the Period November 1, 2023 to February 29, 2024(a)	For the Year Ended October 31, 2023
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$7,519,553	$28,969,191
Expenses:
Investment management fees (Note B)	680,315	2,113,403
Administration fees (Note B)	178,818	554,028
Distribution Fees (Note B)	—	24,294
Shareholder servicing agent fees	1,557	6,055
Audit fees	15,761	47,415
Custodian and accounting fees	31,598	99,852
Insurance	3,874	12,695
Legal fees	32,313	98,784
Registration and filing fees	81,726	119,898
Shareholder reports	3,470	16,016
Stock exchange listing fees	1,482	—
Trustees' fees and expenses	17,583	47,080
Miscellaneous and other fees (Note A)	13,928	45,687
Total expenses	1,062,425	3,185,207
Expenses reimbursed by Management (Note B)	(146,058)	(237,014)
Investment management fees waived (Note B)	—	(6,178)
Total net expenses	916,367	2,942,015
Net investment income/(loss)	$6,603,186	$26,027,176
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(80,058)	(37,887,415)
Expiration or closing of option contracts written	29,935,882	38,694,173
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	820,223	29,870,274
Option contracts written	1,592,479	(5,429,295)
Net gain/(loss) on investments	32,268,526	25,247,737
Net increase/(decrease) in net assets resulting from operations	$38,871,712	$51,274,913

(a)
After the close of business on January 26, 2024, Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (the "Predecessor Fund")
was reorganized into Neuberger Berman Option Strategy ETF. The amounts disclosed include those of the Predecessor Fund. Refer to
Note A in the Notes to Financial Statements for additional information on the reorganization.

See Notes to Financial Statements

This page has been left blank intentionally

Statements of Changes in Net Assets
Neuberger Berman ETF Trust

	Carbon Transition & Infrastructure ETF		China Equity ETF
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024(a) (Unaudited)	August 31, 2023
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$145,531	$279,181	$(2,255)	$(76,689)
Net realized gain/(loss) on investments	(1,104,584)	(45,562)	(380,088)	(10,948,785)
Change in net unrealized appreciation/(depreciation) of investments	2,451,827	(677,471)	182,709	8,970,608
Net increase/(decrease) in net assets resulting from operations	1,492,774	(443,852)	(199,634)	(2,054,866)
Distributions to Shareholders From (Note A):
Distributable earnings	(328,735)	(45,923)	—	(223,442)(c)
Tax return of capital	—	—	—	(114)(c)
Total distributions to shareholders	(328,735)	(45,923)	—	(223,556)
From Fund Share Transactions (Note D):
Proceeds from shares sold	577,657	20,414,857	3,608,745 (d)	1,628,143 (d)
Proceeds from reinvestment of dividends and distributions	—	—	—	214,400 (d)
Payments for shares redeemed	—	—	(93,466)(d)	(32,205,957)(d)
Net increase/(decrease) from Fund share transactions	577,657	20,414,857	3,515,279	(30,363,414)
Net Increase/(Decrease) in Net Assets	1,741,696	19,925,082	3,315,645	(32,641,836)
Net Assets:
Beginning of period	25,370,090	5,445,008	1,672,917	34,314,753
End of period	$27,111,786	$25,370,090	$4,988,562	$1,672,917

*	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
(a)
After the close of business on October 13, 2023, Neuberger Berman Greater China Equity Fund and Neuberger Berman Global Real
Estate Fund (together, the "Predecessor Funds") were reorganized into Neuberger Berman China Equity ETF and Neuberger Berman
Global Real Estate ETF, respectively. The amounts disclosed include those of the Predecessor Funds. Refer to Note A in the Notes to
Financial Statements for additional information on the reorganizations.

(b)
After the close of business on October 21, 2022, Neuberger Berman Commodity Strategy Fund (the "Predecessor Fund”) was
reorganized into Neuberger Berman Commodity Strategy ETF. The amounts disclosed include those of the Predecessor Fund. Refer to
Note A in the Notes to Financial Statements for additional information on the reorganization.

(c)	Included in these amounts are the distributions to shareholders and tax return of capital from Institutional Class shares, Class A shares and Class C shares of the Predecessor Funds:

	For the Six Months Ended February 29, 2024	For the Year Ended August 31, 2023
Distributable earnings:
China Equity ETF
Institutional Class	$—	$(217,392)
Class A	—	(6,050)
Class C	—	—
Commodity Strategy ETF
Institutional Class	—	(22,093,157)
Class A	—	(3,456,451)
Class C	—	(54,635)
Global Real Estate ETF
Institutional Class	(14,811)	(344,540)
Class A	—	(26,748)
Class C	—	(10,319)
Tax return of capital:
China Equity ETF
Institutional Class	—	(114)
Global Real Estate ETF
Institutional Class	—	(4,193)

(d)
The dollar amounts disclosed are the total from fund share transaction of the Institutional Class shares, Class A shares and Class C shares of the Predecessor Fund. See Note D of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Commodity Strategy ETF*		Disrupters ETF		Global Real Estate ETF		Next Generation Connected Consumer ETF
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 29, 2024 (Unaudited)	August 31, 2023(b)	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024(a) (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023

$6,425,774	$9,551,070	$3,787	$(20,343)	$58,719	$101,695	$11,337	$30,101
(16,269,675)	(25,489,562)	326,968	92,034	(170,866)	(499,052)	(63,512)	(209,339)
(3,374,562)	14,845,446	2,083,544	2,298,294	514,805	143,607	494,905	803,401
(13,218,463)	(1,093,046)	2,414,299	2,369,985	402,658	(253,750)	442,730	624,163

(10,388,667)	(27,372,087)(c)	—	—	(14,811)(c)	(381,607)(c)	(31,475)	(5,300)
—	—	—	—	—	(4,193)(c)	—	—
(10,388,667)	(27,372,087)	—	—	(14,811)	(385,800)	(31,475)	(5,300)

42,241,174	148,355,781 (d)	2,011,541	12,477,577	3,530,567 (d)	6,164,793 (d)	—	—
—	25,498,601 (d)	—	—	14,811 (d)	369,861 (d)	—	—
(34,243,183)	(111,647,457)(d)	(527,448)	(9,122,155)	(1,016,439)(d)	(6,223,758)(d)	—	—
7,997,991	62,206,925	1,484,093	3,355,422	2,528,939	310,896	—	—
(15,609,139)	33,741,792	3,898,392	5,725,407	2,916,786	(328,654)	411,255	618,863

274,726,858	240,985,066	11,146,214	5,420,807	3,009,095	3,337,749	5,395,631	4,776,768
$259,117,719	$274,726,858	$15,044,606	$11,146,214	$5,925,881	$3,009,095	$5,806,886	$5,395,631

Statements of Changes in Net Assets  (cont’d)
Neuberger Berman ETF Trust

	Option Strategy ETF**
	Period Ended From	Fiscal Year Ended	Fiscal Year Ended
	November 1, 2023 to February 29, 2024(a) (Unaudited)	October 31, 2023	October 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$6,603,186	$26,027,176	$15,386,028
Net realized gain/(loss) on investments	29,855,824	806,758	(56,840,296)
Change in net unrealized appreciation/(depreciation) of investments	2,412,702	24,440,979	(27,862,670)
Net increase/(decrease) in net assets resulting from operations	38,871,712	51,274,913	(69,316,938)
Distributions to Shareholders From (Note A):
Distributable earnings	(3,049,682)(b)	(27,732,358)(b)	(98,905,807)(b)
Tax return of capital	—	(622,678)(b)	—
Total distributions to shareholders	(3,049,682)	(28,355,036)	(98,905,807)
From Fund Share Transactions (Note D):
Proceeds from shares sold	164,061,854 (c)	156,648,618 (c)	365,021,074 (c)
Proceeds from reinvestment of dividends and distributions	3,038,359 (c)	28,262,717 (c)	98,424,092 (c)
Payments for shares redeemed	(188,974,563)(c)	(209,261,486)(c)	(324,386,601)(c)
Net increase/(decrease) from Fund share transactions	(21,874,350)	(24,350,151)	139,058,565
Net Increase/(Decrease) in Net Assets	13,947,680	(1,430,274)	(29,164,180)
Net Assets:
Beginning of period	465,311,248	466,741,522	495,905,702
End of period	$479,258,928	$465,311,248	$466,741,522

**	The Fund has changed its fiscal year end from October 31 to August 31. See Note H.
(a)
After the close of business on January 26, 2024, Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (the "Predecessor Fund")
was reorganized into Neuberger Berman Option Strategy ETF. The amounts disclosed include those of the Predecessor Fund. Refer to
Note A in the Notes to Financial Statements for additional information on the reorganization.

(b)	Included in these amounts are the distributions to shareholders and tax return of capital from Institutional Class shares, Class A shares, Class C shares and Class R6 shares:

	For the Period from November 1, 2023 to February 29, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Distributable earnings:
Institutional Class	$(2,162,410)	$(18,273,823)	$(56,601,926)
Class A	—	(264,159)	(1,172,489)
Class C	—	(40,785)	(230,526)
Class R6	(887,272)	(9,153,591)	(40,900,866)
Tax return of capital:
Institutional Class	—	(410,551)	—
Class R6	—	(212,127)	—

(c)
The dollar amounts disclosed are the total from fund share transaction of the Institutional Class shares, Class A shares, Class C shares and Class R6 shares of the Predecessor Fund. See Note D of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Notes to Financial Statements ETF Trustß (Unaudited)
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman ETF Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated December 8, 2021. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Carbon Transition & Infrastructure ETF ("Carbon Transition & Infrastructure ETF"), Neuberger Berman China Equity ETF ("China Equity ETF"), Neuberger Berman Commodity Strategy ETF ("Commodity Strategy ETF"), Neuberger Berman Disrupters ETF ("Disrupters ETF"), Neuberger Berman Global Real Estate ETF ("Global Real Estate ETF"), Neuberger Berman Next Generation Connected Consumer ETF ("Next Generation Connected Consumer ETF") and Neuberger Berman Option Strategy ETF ("Option Strategy ETF") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Disrupters ETF and China Equity ETF) is diversified. Each Fund offers and issues shares of beneficial interest ("Shares"). Shares of a Fund represent an equal proportionate interest in the Fund. Carbon Transition & Infrastructure ETF, Disrupters ETF and Next Generation Connected Consumer ETF each had no operations until April 6, 2022, other than matters relating to its organization and its registration of shares under the 1933 Act. As further described in Note A-2, each of Commodity Strategy ETF, Global Real Estate ETF, China Equity ETF and Option Strategy ETF commenced operations as an ETF following its respective reorganization from a mutual fund.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
Commodity Strategy ETF invests in commodity-related instruments through Neuberger Berman Cayman Commodity Fund I Ltd. (the "CS Subsidiary"), which is organized under the laws of the Cayman Islands. Commodity Strategy ETF is and expects to remain the sole shareholder of the CS Subsidiary. The CS Subsidiary is governed by its own Board of Directors.
As of February 29, 2024, the value of Commodity Strategy's ETF investment in the CS Subsidiary was as follows:
Investment in CS Subsidiary	Percentage of Net Assets
$47,311,568	18.3%
ß
Notes to Consolidated Financial Statements for Commodity Strategy ETF

2
Reorganizations: Pursuant to an Agreement and Plan of Reorganization previously approved by the Board of Trustees of the applicable trust, the following funds (each, a "Predecessor Fund" and collectively the "Predecessor Funds") were each reorganized into a newly organized series of the Trust (each, a "New Fund" and collectively, the "New Funds") (each, a "Reorganization") as of the close of business on the dates noted below (each, a "Closing Date"). Shares of each New Fund were listed on the NYSE Arca, Inc. (the "Exchange") on the dates noted below.
Predecessor Fund	New Fund	Closing Date	Listing Date on the Exchange
Neuberger Berman Commodity Strategy Fund	Commodity Strategy ETF	October 21, 2022	October 24, 2022
Neuberger Berman Global Real Estate Fund	Global Real Estate ETF	October 13, 2023	October 16, 2023
Neuberger Berman Greater China Equity Fund	China Equity ETF	October 13, 2023	October 16, 2023
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	Option Strategy ETF	January 26, 2024	January 29, 2024
Each New Fund was organized solely in connection with its respective Reorganization for the purpose of acquiring the assets and liabilities of its respective Predecessor Fund and continuing the operations of the Predecessor Fund as an ETF. Each New Fund had no investment operations or performance history prior to the Closing Date. Each New Fund is the surviving legal entity, but has adopted the performance, cost basis of securities received and financial history of its respective Predecessor Fund, which is included in these financial statements. Each Reorganization was structured to be a tax-free reorganization under the U.S. Internal Revenue Code. In connection with each Reorganization, shareholders of a Predecessor Fund received shares of the New Fund equal in value to the number of shares of the Predecessor Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the New Fund, which cash payment may have been taxable. Each New Fund (except China Equity ETF as noted below) has the same investment adviser, investment objective and fundamental investment policies and substantially similar principal investment strategies as its Predecessor Fund. China Equity ETF is managed by the same investment adviser, NBIA, as the Predecessor Fund but has different principal investment strategies, no longer has a subadviser and does not have the same portfolio managers as the Predecessor Fund. Effective as of the close of business on its Closing Date, each Predecessor Fund ceased operations in connection with the consummation of its Reorganization.
3
Consolidation: The accompanying financial statements of Commodity Strategy ETF present the consolidated accounts of Commodity Strategy ETF and the CS Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.
4
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds’ investments in equity securities and exchange-traded options written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds’ investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.
Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider several factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time, on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time at which a Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time at which a Fund’s share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
5
Foreign currency translations: The accounting records of the Funds and the CS Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
6
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the six months ended February 29, 2024, were $41 for China Equity ETF.

7
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each of Carbon Transition & Infrastructure ETF, China Equity ETF, Commodity Strategy ETF, Disrupters ETF, Global Real Estate ETF, Next Generation Connected Consumer ETF and Option Strategy ETF to continue to qualify for, treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed each Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.
The CS Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Commodity Strategy ETF will include in its taxable income its share of the CS Subsidiary’s current earnings and profits (including net realized gains). Any deficit generated by the CS Subsidiary will be disregarded for purposes of computing Commodity Strategy ETF's taxable income in the current period and also disregarded for all future periods.
For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at February 29, 2024 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Carbon Transition & Infrastructure ETF	$26,037,624	$4,715,675	$3,109,627	$1,606,048
China Equity ETF	5,484,293	210,036	607,311	(397,275)
Commodity Strategy ETF	333,627,134	10,112,507	101,869,156	(91,756,649)
Disrupters ETF	11,518,346	3,830,020	301,527	3,528,493
Global Real Estate ETF	5,872,129	396,616	287,895	108,721
Next Generation Connected Consumer ETF	5,723,735	906,190	648,834	257,356
Option Strategy ETF	479,961,486	2,719,300	1,299,685	1,419,615
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended August 31, 2023, the Funds recorded permanent reclassifications related to one or more of the following: net operating losses written off, non-deductible partnership expense, wholly owned subsidiary income & gain (loss), and gains (losses) & tax adjustments on securities redeemed in kind. For the year ended August 31, 2023, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
Carbon Transition & Infrastructure ETF	$—	$—
China Equity ETF(a)	(99,597)	99,597

	Paid-in Capital	Total Distributable Earnings/(Losses)
Commodity Strategy ETF	$(24,068,674)	$24,068,674
Disrupters ETF	670,592	(670,592)
Global Real Estate ETF(a)	(489)	489
Next Generation Connected Consumer ETF	(522)	522

(a)	Amounts disclosed are that of the respective Predecessor Fund.
The tax character of distributions paid during the years ended August 31, 2023, and August 31, 2022, was as follows:
	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2023	2022	2023	2022	2023	2022	2023	2022
Carbon Transition & Infrastructure ETF	$45,923	$—	$—	$—	$—	$—	$45,923	$—
China Equity ETF(a)	223,442	978,841	—	2,376,951	114	—	223,556	3,355,792
Commodity Strategy ETF(b)(c)	27,372,087	55,270,948 (d)	—	—	—	—	27,372,087	55,270,948 (d)
Disrupters ETF	—	—	—	—	—	—	—	—
Global Real Estate ETF(a)	90,501	81,587	291,106	194,695	4,193	—	385,800	276,282
Next Generation Connected Consumer ETF	5,300	—	—	—	—	—	5,300	—
Option Strategy ETF(a)(e)(f)	27,732,358	52,422,370	—	46,483,437	622,678	—	28,355,036	98,905,807

(a)	Amounts disclosed are that of the respective Predecessor Fund.
(b)	Ordinary Income of $641,535 for the year ended October 31, 2021.
(c)
On June 23, 2022, the Neuberger Berman Alternative Funds' Board of Trustees approved a change in fiscal year end from October 31 to August 31 for the Predecessor Fund. This change was effective beginning with the prior fiscal period, November 1, 2021.

(d)	Period from November 1, 2021 to August 31, 2022.
(e)
On June 29, 2023, the Neuberger Berman Alternative Funds' Board of Trustees approved a change in fiscal year end from October 31 to August 31 for the Predecessor Fund. This change was effective beginning with the current fiscal period, November 1, 2023.

(f)	Year ended October 31.
As of August 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Carbon Transition & Infrastructure ETF	$258,231	$—	$(867,878)	$(94,413)	$—	$(704,060)
China Equity ETF(1)	—	—	(570,323)	(17,241,243)	(9,665)	(17,821,231)
Commodity Strategy ETF	6,408,930	—	(88,382,087)	(2,702,050)	(209)	(84,675,416)
Disrupters ETF	—	—	1,444,949	(793,442)	—	651,507
Global Real Estate ETF(1)	—	—	(408,537)	(377,267)	(1,092)	(786,896)
Next Generation Connected Consumer ETF	24,043	—	(237,542)	(310,111)	—	(523,610)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Option Strategy ETF(1)(2)	$—	$—	$(993,087)	$(58,489,961)	$(2,728)	$(59,485,776)

(1)	Amounts disclosed are that of the respective Predecessor Fund.
(2)	Year ended October 31.
The temporary differences between book basis and tax basis distributable earnings are primarily related to one or more of the following: losses disallowed and/or recognized on wash sales, amortization of organizational expenses, amortization of bond premium, mark-to-market adjustments on options, wholly owned subsidiary inclusions and tax adjustments related to partnerships and other investments.
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2023, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
Carbon Transition & Infrastructure ETF	$—	$94,413
China Equity ETF(1)	11,023,658 *	6,204,318 *
Commodity Strategy ETF	142,194	2,559,856
Disrupters ETF	99,953	677,860
Global Real Estate ETF(1)	377,267	—
Next Generation Connected Consumer ETF	195,408	114,703
Option Strategy ETF(1)(2)	50,355,453	8,134,508

*	Future utilization is limited under current tax regulations.
(1)	Amounts disclosed are that of the respective Predecessor Fund.
(2)	Year ended October 31.
Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the current tax rules, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net PFIC mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2023, the Funds elected to defer the following late-year ordinary losses and post October capital losses:
	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
China Equity ETF(1)	$13,267	$—
Disrupters ETF	(15,629)	—

(1)	Amounts disclosed are that of the respective Predecessor Fund.
8
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Global Real Estate ETF generally distributes net investment income, if any, at the end of each calendar quarter.
On March 28, 2024, the Board approved the change of distribution frequency for Option Strategy ETF from each calendar quarter to monthly, effective April 1, 2024.

10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11
Investment company securities and other exchange-traded funds: The Funds may invest in shares of other registered investment companies, including other exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4, or any other applicable exemptive relief. Rule 12d1-4 permits investments in other registered investment companies in excess of the limitations of the 1940 Act if a Fund complies with the conditions of the Rule. Shareholders of a Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
12
When-issued/delayed delivery securities: Commodity Strategy ETF and Option Strategy ETF may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Commodity Strategy ETF may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.
13
Derivative instruments: Certain Funds' use of derivatives during the six months ended February 29, 2024, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at February 29, 2024. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). Unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the

SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the six months ended February 29, 2024, Commodity Strategy ETF used commodity futures contracts (through investments in the CS Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund.
At the time a Fund or CS Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or CS Subsidiary as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund or CS Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund or CS Subsidiary because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund or CS Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.
For U.S. federal income tax purposes, the futures transactions undertaken by a Fund or CS Subsidiary may cause the Fund or CS Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or CS Subsidiary. Also, a Fund’s or CS Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund’s or CS Subsidiary's taxable income.
Options: During the six months ended February 29, 2024, Option Strategy ETF used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance total return and gain exposure more efficiently than through a direct purchase of the underlying security.
Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.
When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At February 29, 2024, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Commodity Strategy ETF
Futures
Commodity risk	Receivable/Payable for accumulated variation margin on futures contracts	$9,812,247	Receivable/Payable for accumulated variation margin on futures contracts	$(8,012,488)
Option Strategy ETF
Options written
Equity risk	—	—	Option contracts written, at value	(2,126,468)
The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 29, 2024, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Commodity Strategy ETF
Futures
Commodity risk	$(16,300,094)	(3,756,562)
Option Strategy ETF
Options written
Equity risk	29,935,882	$1,592,479

(a)	Net realized gain/(loss) on derivatives is located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts
Options written	Expiration or closing of option contracts written

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Futures	Futures contracts
Options written	Option contracts written
While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.
Management has concluded that Carbon Transition & Infrastructure ETF, China Equity ETF, Disrupters ETF, Global Real Estate ETF and Next Generation Connected Consumer ETF did not hold any derivative instruments during the six months ended February 29, 2024 that require additional disclosures pursuant to ASC 815.
14
Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Statement of Assets and Liabilities under the caption "Investments in securities at value—Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
As of February 29, 2024, the Funds listed below had outstanding loans of securities to certain approved brokers with a value as follows:
Value of Securities Loaned
Carbon Transition & Infrastructure ETF	$576,615
Next Generation Connected Consumer ETF	287,653
As of February 29, 2024, the Funds listed below had outstanding loans of securities to certain approved brokers for which the Fund received collateral as follows:
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Carbon Transition & Infrastructure ETF	$556,222	$—	$—	$—	$556,222
Next Generation Connected Consumer ETF	303,624	—	—	—	303,624

(a)	Amounts represent the payable for collateral received for loaned securities.
15
Offsetting assets and liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to over-the-counter derivatives, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Carbon Transition & Infrastructure ETF and Next Generation Connected Consumer ETF held one or more of these investments at February 29, 2024. The Funds’ securities lending assets at fair value are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets by counterparty and net of the related collateral received by a Fund as of February 29, 2024.
Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Carbon Transition & Infrastructure ETF
Securities lending	$576,615	$—

Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Next Generation Connected Consumer ETF
Securities lending	$287,653	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Carbon Transition & Infrastructure ETF
SSB	$576,615	$—	$(556,222)	$20,393	$—	$—	$—	$—
Total	$576,615	$—	$(556,222)	$20,393	$—	$—	$—	$—
Next Generation Connected Consumer ETF
SSB	$287,653	$—	$(287,653)	$—	$—	$—	$—	$—
Total	$287,653	$—	$(287,653)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A Net Amount greater than zero represents amounts subject to loss as of February 29, 2024, in the event of a counterparty failure. A Net Amount less than zero represents amounts under-collateralized to each counterparty as of February 29, 2024.

16
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or a Fund.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
Carbon Transition & Infrastructure ETF, Disrupters ETF and Next Generation Connected Consumer ETF:
Each Fund retains NBIA as investment manager under a Management Agreement. Under the Management Agreement, Management is responsible for choosing a Fund’s investments and handling its day-to-day business. In addition, Management provides to each Fund certain Fund services and administrative services as specified in the Management Agreement.
China Equity ETF, Commodity Strategy ETF, Global Real Estate ETF and Option Strategy ETF:
Each Fund retains NBIA as investment manager under a Management Agreement. Under the Management Agreement, Management is responsible for choosing a Fund’s investments and handling its day-to-day business and certain Fund services.

For such investment management services, the Funds pay NBIA an investment management fee as a percentage of average daily net assets according to the following table:
	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $2.5 billion	Thereafter
Carbon Transition & Infrastructure ETF(a)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
China Equity ETF	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Commodity Strategy ETF and CS Subsidiary(b)	0.50%	0.475%	0.45%	0.425%	0.40%	0.375%	0.35%
Disrupters ETF(a)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Global Real Estate ETF	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Next Generation Connected Consumer ETF(a)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Option Strategy ETF	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%

(a)
NBIA has contractually agreed to waive its management fee by 0.10% of Carbon Transition & Infrastructure
ETF, Disrupters ETF and Next Generation Connected Consumer's ETF's average net assets. This undertaking lasts until April 8, 2025 and may not be terminated during its term without the consent of the Board.
Management fees contractually waived are not subject to recovery by NBIA.

(b)	Less the net assets of the CS Subsidiary for Commodity Strategy ETF.
Management fees waived for the six months ended February 29, 2024 were as follows:
Fund	Percentage of Average Daily Net Assets	Effective Date(s)	Management Fees Waived for the Six Months Ended February 29, 2024
Carbon Transition & Infrastructure ETF	0.10%	4/6/2022	$12,470
Disrupters ETF	0.10%	4/6/2022	$5,697
Next Generation Connected Consumer ETF	0.10%	4/6/2022	$2,662
Accordingly, for the six months ended February 29, 2024, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of the Fund's average daily net assets, as follows:
Effective Rate
Carbon Transition & Infrastructure ETF	0.55%
China Equity ETF(a)	0.66%
Commodity Strategy ETF(b)	0.50%
CS Subsidiary	0.50%
Disrupters ETF	0.55%
Global Real Estate ETF(a)	0.63%
Next Generation Connected Consumer ETF	0.55%
Option Strategy ETF(a)	0.43%

(a)	The effective rate for China Equity ETF, Global Real Estate ETF and Option Strategy ETF were 1.10%, 0.80% and 0.45%, respectively, for each Fund's Predecessor Fund prior to each Fund's Reorganization.
(b)	Less the net assets of the CS Subsidiary.
Carbon Transition & Infrastructure ETF, Disrupters ETF and Next Generation Connected Consumer ETF:
NBIA has contractually agreed to pay all operating expenses of each Fund, except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) brokerage expenses, including commissions, and other transaction costs; (iii) acquired fund fees and expenses; (iv) dividend and interest expenses relating to short sales; (v) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (vi) the compensation payable to NBIA under this Agreement; (vii) securities lending expenses; (viii) litigation expenses and tax reclaim expenses; (ix) indemnification expenses; and (x) any expenses determined to be extraordinary expenses by the Board. During the six months ended February 29, 2024, each Fund did not pay for any expenses other than the investment management fee. With the Funds' consent, Management may subcontract to third parties some of its responsibilities to the Funds under the Management Agreement and may compensate each such third party that provides such services. Certain expenses that are outside of the investment management fee, as described above, may be applicable to multiple funds within the complex of related investment companies and such allocations are handled as follows: Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among that Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.
China Equity ETF, Commodity Strategy ETF, Global Real Estate ETF and Option Strategy ETF:
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of each Fund so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the CS Subsidiary are included in the total expenses used to calculate the reimbursement, which Commodity Strategy ETF has agreed to share with the CS Subsidiary. For the six months ended February 29, 2024, the expenses of the CS Subsidiary amounted to $167,585. Prior to each Reorganization, each Predecessor Fund incurred fees and engaged in transactions with affiliates. Expenses, other than management fees, which include balances of each Predecessor Fund and its respective Fund, as shown in the respective Fund's Statement of Operations were expenses incurred by that Predecessor Fund.
China Equity ETF, Commodity Strategy ETF, Global Real Estate ETF and Option Strategy ETF have agreed that they will repay NBIA for fees and expenses waived or reimbursed provided that repayment does not cause the respective Fund's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the respective Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the six months ended February 29, 2024, there was no repayment to NBIA under this agreement.
At February 29, 2024, the Funds' contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended August 31,
			2021	2022	2023	2024
			Subject to Repayment until August 31,
Fund	Contractual Expense Limitation(a)	Expiration	2024	2025	2026	2027
China Equity ETF	0.74%(b)	8/31/27	$165,224	$183,057	$226,862	$166,403
Commodity Strategy ETF	0.64%(c)	8/31/27	300,249 (d)	290,598 (e)	269,368	144,775
Global Real Estate ETF	0.74%(f)	8/31/27	239,478	233,706	245,533	137,623

			Expenses Reimbursed in Year Ended August 31,
			2021	2022	2023	2024
			Subject to Repayment until August 31,
Fund	Contractual Expense Limitation(a)	Expiration	2024	2025	2026	2027
Option Strategy ETF	0.55%(g)	8/31/27	$103,376 (d)	$145,420 (d)	$152,800 (d)	$130,322 (h)

(a)	Expense limitation per annum of the Fund's average daily net assets.
(b)	Expenses waived or reimbursed prior to the close of business on October 13, 2023, are of the Predecessor Fund which had contractual expense limitations of 1.50%.
(c)	Expenses waived or reimbursed prior to the close of business on October 21, 2022, are of the Predecessor Fund which had contractual expense limitations of 0.73% for its Institutional Class.
(d)	Year ended October 31.
(e)	Period from November 1, 2021 to August 31, 2022.
(f)	Expenses waived or reimbursed prior to the close of business on October 13, 2023, are of the Predecessor Fund's Institutional Class which had contractual expense limitations of 1.00%.
(g)
Expenses waived or reimbursed prior to the close of business on January 26, 2024, are of the Predecessor
Fund which had a contractual expense limitation of 0.65% changed on January 12, 2024, for its
Institutional Class.

(h)	Period from November 1, 2023 to February 29, 2024.
NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
China Equity ETF, Commodity Strategy ETF, Global Real Estate ETF and Option Strategy ETF retains NBIA as its administrator under an Administration Agreement. The administration fee was assessed at the class level prior to October 24, 2022 for Commodity Strategy ETF, October 16, 2023 for China Equity ETF and Global Real Estate ETF and January 29, 2024 for Option Strategy ETF and each share class of the Predecessor Funds, as applicable, paid NBIA an annual administration fee equal to the following: 0.26% for each of Class A and Class C; 0.15% for Institutional Class; 0.05% for Class R6, each as a percentage of its average daily net assets. Effective October 24, 2022 for Commodity Strategy ETF, October 16, 2023 for China Equity ETF and Global Real Estate ETF and January 29, 2024 for Option Strategy ETF, after the Reorganizations, pay NBIA a fee at the annual rate of 0.09% of the respective Fund's average daily net assets.
Neuberger Berman BD LLC (the "Distributor") serves as the distributor in connection with the continuous offering of each Fund’s shares. Carbon Transition & Infrastructure ETF, Disrupters ETF and Next Generation Connected Consumer ETF also have a distribution agreement that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). Under their distribution plans (each a Plan, collectively, the "Plans") if a Service Provider provides distribution services, a Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Service Provider out of its fees. The Board currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board.

Note C—Securities Transactions:
During the six months ended February 29, 2024, there were purchase and sale transactions of long-term securities and in-kind capital share transactions as follows:
	Transactions of Long-Term Securities		In-kind Capital Share Transactions
	Purchases	Sales	Purchases	Sales
Carbon Transition & Infrastructure ETF	$1,426,717	$1,005,391	$548,855	$—
China Equity ETF	7,907,823	4,523,809	—	—
Commodity Strategy ETF	43,940,839	65,540,157	—	—
Disrupters ETF	3,208,525	3,279,188	1,979,072	513,724
Global Real Estate ETF	1,142,943	2,043,623	3,469,808	—
Next Generation Connected Consumer ETF	612,393	665,561	—	—
Option Strategy ETF	51,395,039	593,747,976	—	—
During the six months ended February 29, 2024, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
The Funds issue or redeem capital shares in aggregation of a specified number of shares (each, a "Creation Unit") to certain institutional investors (typically market makers or other broker-dealers) on a continuous basis through the Distributor. Currently, the number of shares that constitutes a Creation Unit is 25,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities, cash or a combination thereof, consistent with a Fund's investment objective, policies and disclosure.
Share activity for the six months ended February 29, 2024, was as follows:
Fund	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Carbon Transition & Infrastructure ETF	25,000	—	—	25,000
China Equity ETF(1)	150,001	—	(3,757)	146,244
Commodity Strategy ETF	2,000,000	—	(1,600,000)	400,000
Disrupters ETF	75,000	—	(25,000)	50,000
Global Real Estate ETF(2)	150,021	611	(41,476)	109,156
Next Generation Connected Consumer ETF	—	—	—	—
Option Strategy ETF(3)(4)	14,685,726	197,922	(26,704,430)	(11,820,782)

(1)	After the close of business on October 13, 2023, the Predecessor Fund was reorganized into China Equity ETF. The share activities disclosed include those of the Predecessor Fund's Institutional Class.
(2)
After the close of business on October 13, 2023, the Predecessor Fund was reorganized into Global Real
Estate ETF. The share activities disclosed include those of the Predecessor Fund's Institutional Class.

(3)
Share activity is for the period from November 1, 2023 to February 29, 2024. The share activities disclosed include those of the Predecessor Fund's Institutional Class and Class R6 shares sold of 14,560,725 and
36,668, shares issued on reinvestment of dividends and distributions of 197,922 and 80,498, shares redeemed of 26,254,430 and 14,252,049, respectively.

(4)	After the close of business on January 26, 2024, the Predecessor Fund was reorganized into Option Strategy ETF.

Share activity for the year ended August 31, 2023, was as follows:

Fund	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Carbon Transition & Infrastructure ETF	825,000	—	—	825,000
China Equity ETF(1)	58,744 (2)	7,552 (3)	(1,280,085)(4)	(1,213,789)
Commodity Strategy ETF	6,529,664	1,043,373	(3,544,404)	4,028,633
Disrupters ETF	650,000	—	(450,000)	200,000
Global Real Estate ETF(1)	235,223 (5)	15,473 (6)	(276,698)(7)	(26,002)
Next Generation Connected Consumer ETF	—	—	—	—
Option Strategy ETF(1)(8)	14,875,351 (9)	2,707,514 (10)	(19,903,238)(11)	(2,320,373)

(1)	Share activities disclosed are that of the respective Predecessor Funds.
(2)	Includes shares of Institutional Class 58,744.
(3)	Includes shares of Institutional Class 6,933 and Class A 619.
(4)	Includes shares of Institutional Class (1,059,978), Class A (217,790) and Class C (2,317).
(5)	Includes shares of Institutional Class 217,130 and Class A 18,093.
(6)	Includes shares of Institutional Class 13,279, Class A 1,974 and Class C 220.
(7)	Includes shares of Institutional Class (206,709), Class A (47,832) and Class C (22,157).
(8)	For the year ended October 31, 2023.
(9)	Includes shares of Institutional Class 8,759,802, Class A 334,268, Class C 12,016 and Class R6 5,769,265.
(10)	Includes shares of Institutional Class 1,787,154, Class A 25,061, Class C 3,718 and Class R6 891,581.
(11)	Includes shares of Institutional Class (9,654,329), Class A (886,246), Class C (147,978) and Class R6 (9,214,685).
Share activity for the year ended October 31, 2022, was as follows:

Fund	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Option Strategy ETF	32,445,770 (1)	8,652,257 (2)	(30,170,061)(3)	10,927,966

(1)	Includes shares of the Predecessor Fund's Institutional Class 13,604,755, Class A 155,808, Class C 37,683 and Class R6 18,647,524.
(2)	Includes shares of the Predecessor Fund's Institutional Class 4,967,561, Class A 102,869, Class C 18,690 and Class R6 3,563,137.
(3)	Includes shares of the Predecessor Fund's Institutional Class (9,920,661), Class A (143,261), Class C (10,983) and Class R6 (20,095,156).
The dollar amounts disclosed in the Statements of Changes and referenced in footnote (c) following the Statements of Changes are the totals from fund share transactions of the Institutional Class shares, Class A shares, and Class C shares of each Predecessor Fund of China Equity ETF, Commodity Strategy ETF and Global Real Estate ETF. The dollar amounts disclosed in the Statements of Changes and referenced in footnote (b) following the Statements of Changes are the totals from fund share transactions of the

Institutional Class shares, Class A shares, Class C shares and Class R6 shares of the Predecessor Fund of Option Strategy ETF:
	For the Six Months Ended February 29, 2024				For the Year Ended August 31, 2023
	Proceeds from Shares Sold	Proceeds from Reinvestment of Dividends and Distributions	Payments for Shares Redeemed	Total	Proceeds from Shares Sold	Proceeds from Reinvestment of Dividends and Distributions	Payments for Shares Redeemed	Total
China Equity ETF
Institutional Class	3,608,745	—	(93,466)	3,515,279	1,628,143	209,071	(30,463,297)	(28,626,083)
Class A	—	—	—	—	—	5,329	(1,724,617)	(1,719,288)
Class C	—	—	—	—	—	—	(18,043)	(18,043)
Commodity Strategy ETF
Institutional Class	—	—	—	—	33,206,336	22,014,427	(38,364,412)	16,856,351
Class A	—	—	—	—	616,747	3,433,738	(31,758,741)	(27,708,256)
Class C	—	—	—	—	212,134	50,436	(511,669)	(249,099)
Global Real Estate ETF
Institutional Class	3,530,567	14,811	(1,016,439)	2,528,939	5,966,629	348,733	(5,557,290)	758,072
Class A	—	—	—	—	198,164	19,023	(456,790)	(239,603)
Class C	—	—	—	—	—	2,105	(209,678)	(207,573)
Option Strategy ETF
Institutional Class	163,667,851	2,159,325	(32,663,044)	133,164,132 (a)	92,467,048	18,657,876	(100,698,979)	10,425,945 (b)
Class A	—	—	—	—	3,530,220	260,171	(9,670,216)	(5,879,825)(b)
Class C	—	—	—	—	120,653	37,371	(1,548,537)	(1,390,513)(b)
Class R6	394,003	879,034	(156,311,519)	(155,038,482)(c)	60,530,697	9,307,299	(97,343,754)	(27,505,758)(b)

	For the Year Ended October 31, 2022
	Proceeds from Shares Sold	Proceeds from Reinvestment of Dividends and Distributions	Payments for Shares Redeemed	Total
Option Strategy ETF
Institutional Class	152,756,777	56,380,397	(108,953,600)	100,183,574
Class A	1,861,678	1,168,207	(1,564,391)	1,465,494
Class C	409,657	207,025	(118,334)	498,348
Class R6	209,992,962	40,668,463	(213,750,276)	36,911,149

(a)	Period from November 1, 2023 to February 29, 2024.
(b)	Year ended October 31.
(c)	Period from November 1, 2023 to January 12, 2024.
Note E—Line of Credit:
At February 29, 2024, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund (for each of Carbon Transition & Infrastructure ETF, Disrupters ETF and Next Generation Connected Consumer ETF, the pro rata share of the commitment fee and any other Credit Facility cost shared by the participants are covered under the investment management fee described further in Note B). Because several funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at February 29, 2024. During the six months ended February 29, 2024, Global Real Estate ETF utilized the Credit Facility.
Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid
Global Real Estate ETF(a)	1	$130,000	6.41%	$23

(a)	Amounts disclosed are that of the respective Predecessor Fund.
Note F—Investments in Affiliates:
At February 29, 2024, affiliated persons (as defined in the 1940 Act) owned outstanding shares of the following Funds:

Affiliated Person(s) Percentage Ownership of Outstanding Shares(a)
Carbon Transition & Infrastructure ETF	18.60%
China Equity ETF	59.05%
Commodity Strategy ETF	0.00%
Disrupters ETF	38.56%
Global Real Estate ETF	54.76%
Next Generation Connected Consumer ETF	80.00%
Option Strategy ETF	0.01%

(a)	Ratios that do not round to 0.01% are presented as 0.00%.
Note G—Recent Accounting Pronouncements:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
In December 2022, the FASB issued Accounting Standards Update No. 2022-06, "Reference Rate Reform (Topic 848)" ("ASU 2022-06"), which is an update to Accounting Standards Update No. 2021-01,"Reference Rate Reform (Topic 848)" ("ASU 2021-01") and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the Funds' financial statements.
Note H—Change in Fiscal Year End:
On June 29, 2023, the Neuberger Berman Alternative Funds' Board of Trustees approved a change in fiscal year end from October 31 to August 31 for the Option Strategy ETF Predecessor Fund. This change was effective beginning with the prior fiscal period, November 1, 2023.
Note I—Unaudited Financial Information:
The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

This page has been left blank intentionally

Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or Losses on Securities (both realized and unrealized)	Total Income (Loss) From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Carbon Transition & Infrastructure ETF

2/29/2024 (Unaudited)	$24.16	$0.14	$1.23	$1.37	$(0.31)	$—	$—
8/31/2023	$24.20	$0.41	$(0.25)	$0.16	$(0.20)	$—	$—
Period from 4/6/2022[g] to 8/31/2022	$25.15	$0.14	$(1.09)	$(0.95)	$—	$—	$—

China Equity ETF[h]

2/29/2024 (Unaudited)	$25.44	$(0.01)	$(1.90)	$(1.91)	$—	$—	$—
8/31/2023[j]	$30.58	$(0.11)	$(4.78)	$(4.89)	$(0.25)	$—	$(0.00)
8/31/2022[j]	$45.64	$0.21	$(12.73)	$(12.52)	$(0.32)	$(2.22)	$—
8/31/2021[j]	$40.43	$0.32	$5.14	$5.46	$(0.25)	$—	$—
8/31/2020[j]	$32.65	$0.21	$7.89	$8.10	$(0.32)	$—	$—
8/31/2019[j]	$52.08	$0.32	$(3.39)	$(3.07)	$—	$(16.36)	$—

Commodity Strategy ETF[l,m]

2/29/2024 (Unaudited)	$22.68	$0.53	$(1.60)	$(1.07)	$(0.90)	$—	$—
8/31/2023	$25.91	$0.86	$(1.02)	$(0.16)	$(3.07)	$—	$—
Period from 11/1/2021 to 8/31/2022[n,o]	$34.57	$0.04	$2.65	$2.69	$(11.35)	$—	$—
10/31/2021	$22.52	$(0.09)	$12.27	$12.18	$(0.13)	$—	$—
10/31/2020	$26.60	$0.18	$(3.82)	$(3.64)	$(0.44)	$—	$—
10/31/2019	$27.44	$0.53	$(0.71)	$(0.18)	$(0.66)	$(0.00)	$—
10/31/2018	$28.19	$0.35	$(0.04)	$0.31	$(1.06)	$—	$—

Disrupters ETF

2/29/2024 (Unaudited)	$23.27	$0.01	$5.16	$5.17	$—	$—	$—
8/31/2023	$19.43	$(0.05)	$3.89	$3.84	$—	$—	$—
Period from 4/6/2022[g] to 8/31/2022	$24.02	$(0.01)	$(4.58)	$(4.59)	$—	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.31)	$25.22	5.68%[d]	$27.1	0.65%[e]	0.55%[e]	1.17%[e]	4%[d,f]
$(0.20)	$24.16	0.70%	$25.4	0.65%	0.55%	1.68%	10%[f]
$—	$24.20	(3.79)%[d]	$5.4	0.65%[e]	0.55%[e]	1.54%[e]	5%[d,f]

$—	$23.53	(7.52)%[d,i]	$5.0	10.59%[e]	0.83%[e]	(0.13)%[e]	131%[d]
$(0.25)	$25.44	(16.10)%	$1.7	2.79%	1.51%[k]	(0.38)%	45%
$(2.54)	$30.58	(28.71)%	$32.4	1.91%	1.51%	0.55%	53%
$(0.25)	$45.64	13.54%	$61.3	1.80%	1.51%	0.66%	81%
$(0.32)	$40.43	24.93%	$52.3	1.81%	1.51%	0.64%	82%
$(16.36)	$32.65	(1.03)%	$45.2	1.84%	1.52%[k]	0.85%	46%

$(0.90)	$20.71	(4.73)%[d]	$259.1	0.76%[e]	0.65%[e]	4.91%[e]	31%[d]
$(3.07)	$22.68	0.25%	$274.7	0.77%	0.66%	3.84%	61%
$(11.35)	$25.91	13.67%[d]	$209.5	0.92%[e]	0.73%[e]	0.22%[e]	57%[d]
$(0.13)	$34.57	54.44%[i]	$147.4	0.99%	0.74%	(0.36)%	56%
$(0.44)	$22.52	(13.98)%	$89.4	0.99%	0.74%	0.74%	109%
$(0.66)	$26.60	(0.41)%	$145.3	0.96%	0.74%	1.99%	88%
$(1.06)	$27.44	1.19%	$100.3	0.98%	0.74%	1.31%	107%

$—	$28.44	22.22%[d]	$15.0	0.65%[e]	0.55%[e]	0.07%[e]	28%[d,f]
$—	$23.27	19.77%	$11.1	0.65%	0.55%	(0.23)%	31%[f]
$—	$19.43	(19.10)%[d]	$5.4	0.65%[e]	0.55%[e]	(0.17)%[e]	9%[d,f]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or Losses on Securities (both realized and unrealized)	Total Income (Loss) From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Global Real Estate ETF[h]

2/29/2024 (Unaudited)	$25.66	$0.28	$0.29	$0.57	$(0.06)	$—	$—
8/31/2023[j]	$29.90	$0.67	$(3.00)	$(2.33)	$(0.60)	$(1.28)	$(0.03)
8/31/2022[j]	$37.76	$0.41	$(5.60)	$(5.19)	$(0.57)	$(2.10)	$—
8/31/2021[j]	$29.93	$0.46	$7.86	$8.32	$(0.49)	$—	$—
8/31/2020[j]	$32.58	$0.46	$(1.59)	$(1.13)	$(0.87)	$(0.57)	$(0.08)
8/31/2019[j]	$29.60	$0.44	$3.58	$4.02	$(0.71)	$(0.33)	$—

Next Generation Connected Consumer ETF

2/29/2024 (Unaudited)	$21.58	$0.05	$1.73	$1.78	$(0.13)	$—	$—
8/31/2023	$19.11	$0.12	$2.37	$2.49	$(0.02)	$—	$—
Period from 4/6/2022[g] to 8/31/2022	$24.16	$0.02	$(5.07)	$(5.05)	$—	$—	$—

Option Strategy ETF[p]

Period from 11/1/2023 to 2/29/2024[q] (Unaudited)	$24.04	$0.36	$1.61	$1.97	$(0.07)	$—	$—
10/31/2023[r]	$22.91	$1.33	$1.27	$2.60	$(1.45)	$—	$(0.02)
10/31/2022[r]	$31.77	$0.73	$(3.69)	$(2.96)	$(0.64)	$(5.26)	$—
10/31/2021[r]	$25.09	$0.02	$6.71	$6.73	$(0.03)	$(0.02)	$—
10/31/2020[r]	$25.90	$0.32	$0.23	$0.55	$(0.37)	$(0.99)	$—
10/31/2019[r]	$24.45	$0.41	$1.52	$1.93	$(0.48)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.06)	$26.17	2.68%[d]	$5.9	6.93%[e]	0.77%[e,k]	2.63%[e]	25%[d,f]
$(1.91)	$25.66	(7.85)%	$3.0	7.64%	1.03%[k]	2.47%	193%
$(2.67)	$29.90	(14.76)%	$2.8	7.95%	1.00%	1.21%	78%
$(0.49)	$37.76	28.06%	$3.6	10.46%	1.01%	1.41%	51%
$(1.52)	$29.93	(3.48)%	$1.4	8.80%	1.01%	1.47%	49%
$(1.04)	$32.58	14.01%	$3.4	9.11%	1.01%	1.46%	38%

$(0.13)	$23.23	8.23%[d]	$5.8	0.65%[e]	0.55%[e]	0.43%[e]	12%[d]
$(0.02)	$21.58	13.08%	$5.4	0.65%	0.55%	0.59%	44%
$—	$19.11	(20.92)%[d]	$4.8	0.65%[e]	0.55%[e]	0.23%[e]	28%[d,f]

$(0.07)	$25.94	8.62%[d]	$479.3	0.71%[e]	0.61%[e]	4.32%[e]	53%[d]
$(1.47)	$24.04	11.53%	$317.1	0.70%	0.65%	5.49%	19%
$(5.90)	$22.91	(11.22)%	$293.4	0.70%	0.65%	2.87%	43%
$(0.05)	$31.77	26.82%	$287.2	0.69%	0.65%	0.09%	38%
$(1.36)	$25.09	2.22%	$235.6	0.74%	0.65%	1.31%	41%
$(0.48)	$25.90	7.99%	$236.8	0.76%	0.65%	1.65%	31%

Notes to Financial Highlights  (Unaudited)

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during the each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Each of Carbon Transition &
Infrastructure ETF, Disrupters ETF and Next Generation Connected Consumer ETF, has a limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns. Total return would have been lower if Management had not reimbursed and/or waived certain expenses and/or waived a portion of the investment management fee (for certain periods).
Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
d	Not annualized.
e	Annualized.
f
Portfolio turnover rate excludes securities received or delivered in-kind. The portfolio turnover rate of
Carbon Transition & Infrastructure ETF, Disrupters ETF and Global Real Estate ETF including securities received or delivered in-kind was 4%, 33% and 45%, respectively, for the six months ended February 29,
2024. The portfolio turnover rate of Carbon Transition & Infrastructure ETF and Disrupters ETF including securities received or delivered in-kind was 12% and 132%, respectively, for the year ended August 31,
2023. The portfolio turnover rate of Carbon Transition & Infrastructure ETF, Disrupters ETF and Next
Generation Connected Consumer ETF including securities received or delivered in-kind was 8%, 9% and
31%, respectively, for the period ended August 31, 2022.

g	The date investment operations commenced.
h	Financial highlights prior to the close of business on October 13, 2023 are of the Predecessor Fund.
i
The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the
Funds' total returns for the period ended February 29, 2024. The class action proceeds received in 2021 had no impact on the Fund's total returns for the year ended October 31, 2021.

j
After the close of business on October 6, 2023, the Predecessor Fund’s Institutional Class underwent a reverse stock split pursuant to a stock split ratio of 1:0.3665 (old to new) and 1:0.2842 (old to new), respectively for Global Real Estate Fund and Greater China Equity Fund. The per share data presented here has been retroactively adjusted to reflect this split.

k
Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Global Real Estate ETF (2024 and 2023) and China Equity ETF (2023 and 2019) and/or
reimbursement of expenses and/or waiver of a portion of the investment management fee by Management.
Had Global Real Estate ETF and China Equity ETF not utilized the line of credit, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 29,	Year Ended August 31,
	2024	2023	2019
China Equity ETF(1)	—	1.51%	1.50%
Global Real Estate ETF(1)	0.77%	1.03%	—

(1)	Amounts disclosed are that of the respective Predecessor Fund.

l	Financial highlights prior to the close of business on October 21, 2022 are of the Predecessor Fund.
m	Consolidated financial highlights. See Note A in the Notes to Consolidated Financial Statements.

Notes to Financial Highlights  (Unaudited)   (cont’d)
n
After the close of business on October 14, 2022, the Predecessor Fund's Institutional Class underwent a reverse stock split pursuant to a stock split ratio of 1:0.2256 (old to new). The per share data presented here has been retroactively adjusted to reflect this split.

o	The Predecessor Fund has changed its fiscal year end from October 31 to August 31. This period represents the ten-month period from November 1, 2021 to August 31, 2022.
p	Financial highlights prior to the close of business on January 26, 2024 are of the Predecessor Fund.
q	The Predecessor Fund has changed its fiscal year end from October 31 to August 31. This period represents the four-month period from November 1, 2023 to February 29, 2024.
r
After the close of business on January 19, 2024, the Predecessor Fund’s Institutional Class underwent a reverse stock split pursuant to a stock split ratio of 1:0.4356 (old to new). The per share data presented here has been retroactively adjusted to reflect this split.

Directory
Investment Manager
Neuberger Berman Investment Advisers LLC*
1290 Avenue of the Americas
New York, NY 10104-0002
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Custodian and Transfer Agent
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
* Investment Manager and Administrator to China Equity ETF, Commodity Strategy ETF, Global Real Estate ETF and Option Strategy ETF
For Shareholders, address correspondence to:
Neuberger Berman Funds
John Adams Building
1776 Heritage Drive
North Quincy, MA 02171
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 877-628-2583 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 877-628-2583 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 877-628-2583 (toll-free).
Board Consideration of the Management Agreements
The Board of Trustees of Neuberger Berman ETF Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Fund Trustees"), considers whether to continue the management agreement (the "Agreements") with respect to Neuberger Berman Carbon Transition & Infrastructure ETF ("Carbon Transition & Infrastructure"), Neuberger Berman Next Generation Connected Consumer ETF ("Next Generation Connected Consumer"), Neuberger Berman Disrupters ETF ("Disrupters" and together with Carbon Transition & Infrastructure and Next Generation Connected Consumer, the "Thematic Funds"), and Neuberger Berman Commodity Strategy ETF ("Commodity Strategy" and together with the Thematic Funds, the "Funds"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for each Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each Fund and its shareholders; (ii) a comparison of each Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss by Management from its relationships with each Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to each Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any "fall-out" benefits likely to accrue to Management and its affiliates from their relationship with each Fund.
In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, which the Contract Review Committee annually considers and updates. It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Trustees, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.
The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, and whether the Agreements were in the best interests of each respective Fund and its shareholders. The Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund’s investment management Agreement separately from those of the other Funds.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through each Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting, compliance, and shareholder support services. The Board also considered Management’s policies and practices regarding brokerage, commissions,  other trading costs, and allocation of portfolio transactions, and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to each Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with each Fund’s investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for each Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management’s responsibilities will include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory and compliance risks as they relate to each Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund until it maintains a certain level of assets, if ever, that is profitable to Management. In this regard, the Board considered the entrepreneurial and business risks taken by Management to launch exchange-traded funds, such as the Thematic Funds, and to convert Commodity Strategy from a mutual fund to an exchange-traded fund.

The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support each Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers’ compensation, and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management to attract and retain qualified personnel to service the Funds and the ability to plan for succession.
The Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management, in response to market conditions over the past year and considered the overall performance of Management in this context.
In addition, the Board considered the terms of the Agreement with respect to Neuberger Berman Carbon Transition & Infrastructure ETF, Neuberger Berman Disrupters ETF, and Neuberger Berman Connected Consumer ETF, under which each Fund pays Management a single fee to provide or obtain certain of the services necessary for fund operations including, but not limited to, investment advisory, custody, audit, administrative, compliance and recordkeeping services.
Fund Performance
For Commodity Strategy, the Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe").  For the Thematic Funds, since the Funds launched in 2022 and were not yet operational for a calendar year, the Board requested a report from Management that compared each Fund’s performance to various peers in each Fund’s peer category as defined by independent fund analytics providers ("Peer Group") in addition to the Expense Group information provided by the outside consulting firm. The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Funds Expense Groups, Performance Universes, and/or Peer Groups.
With respect to investment performance, the Board considered information regarding the Fund’s performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its and Performance Universe, constructed by the consulting firm, or Peer Group, constructed by an independent fund analytics group.  The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.  In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe or Peer Group and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it determined to approve the continuation of the Agreements notwithstanding a Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the Expense Group provided by the consulting firm.
The Board considered the Thematic Funds’ unitary fee structure, under which a Fund pays for the advisory and supervisory and administrative services it requires for one set fee. In return for this unitary fee, Management provides or obtains certain of the services necessary for fund operations including, but not limited to, investment advisory, custody, audit, administrative, compliance and recordkeeping services. The Board considered that the unitary fee leads to fund fees that are fixed over the contract period, rather than variable.
For Commodity Strategy, the Board also reviewed a comparison of the Fund’s total expense ratio against its Expense Group, noting that the comparative total expense ratio analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted the unitary fee structure of the majority of funds in the Fund’s Expense Group under which those funds pay for the advisory, supervisory, and administrative services for one set fee and noted the traditional fee structure of the Fund, consisting of separate management and administrative fees. Accordingly, the Board considered the Fund’s total expense ratio as compared with its peer group as a way of taking account of the differences in fee structure between the funds.
The Board compared each Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund’s total expenses to the median of the total expenses of that Fund’s Expense Group. The Board also noted that for the overall expense ratio for the relevant Funds is maintained through a fee cap and/or expense reimbursements by Management.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management’s estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)
The Board considered the consistent cost allocation methodology that Management used in developing its estimated profitability figures. In addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit or loss aligned with the consultant’s guiding principles and industry practices.
The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing an exchange-traded fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund, such as research it may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management’s reported level of estimated profitability, if any, on each Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the respective Fund to the fees charged to such other clients. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such other clients, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that the fee rates may differ due to the differences in the level of responsibilities and services provided to the Funds versus the other clients.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. In addition, the Board considered the fee waiver arrangements that reduce many Funds’ expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund’s assets decline.
The Trustees took into account that certain Funds do not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the fee structure is reasonable due to the nature of those Funds, its investment strategy and their unitary fee structure. In addition, the Board discussed with Management the reasons why the Fund’s particular investment program was less likely than others to produce economies of scale and considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.
Fund-by-Fund Analysis
With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Peer Groups referenced in this section are those identified by independent fund analytics providers, as discussed above. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.
• Carbon Transition & Infrastructure ETF— The Board considered that the Fund had limited performance history as it was launched in March 2022 and also considered the market environment since inception. The Board considered that the Fund ranked in the first quintile of its Lipper peer category for the 7-month period and 1-year period ending July 31, 2023. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked second of four funds.

• Commodity Strategy ETF—  The Board considered that the Fund is the successor to the Neuberger Berman Commodity Strategy Fund (the "Predecessor"). Performance information prior to October 21, 2022 is that of the Predecessor since the Fund had not commenced operations prior to that date. The Board considered that based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods, and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1- and 3-year period, the second quintile for the 5-year period, and first out of four funds for the 10-year period. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that same period. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee net of fees waived by Management each ranked in the first quintile, and total expenses ranked in the third quintile.
• Disrupters ETF— The Board considered that the Fund had limited performance history as it was launched in March 2022 and also considered the market environment since inception. The Board noted the Fund’s outperformance versus its benchmark during the 7-month and 1-year periods ending July 31, 2023. The Board considered that the Fund ranked in the third quintile of its Morningstar peer category for the 7-month period and 1-year period ending July 31, 2023. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.
• Next Generation Connected Consumer ETF— The Board considered that the Fund had limited performance history as it was launched in March 2022 and also considered the market environment since inception. The Board noted the Fund’s outperformance versus its benchmark during the 7-month and 1-year periods ending July 31, 2023. The Board considered that the Fund ranked in the second quintile of its Morningstar peer category and third quintile of its Lipper peer category for the 1-year period ending July 31, 2023. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.
Conclusions
In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of the Agreements are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Peer Group, that the Board retained confidence in Management’s capabilities to manage each Fund that each Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman China Equity ETF, Neuberger Berman Global Real Estate ETF, and Neuberger Berman Option Strategy ETF: Initial Board Consideration of the Management Agreement
Prior to approving the management agreement with Neuberger Berman Investment Advisers LLC ("Management") (the "Agreement") with respect to Neuberger Berman China Equity ETF ("China Equity ETF"), Neuberger Berman Global Real Estate ETF ("Global Real Estate ETF"), and Neuberger Berman Option Strategy ETF ("Option Strategy ETF," collectively, the "Funds"), the Board of Trustees (the "Board") of Neuberger Berman ETF Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Management (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Fund Trustees"), evaluated the Agreement with respect to each Fund. Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At its March 30, 2023 meeting, Management explained to the Board its intention to have China Equity ETF acquire the assets of Neuberger Berman Greater China Equity Fund ("China Equity Predecessor") and have Global Real Estate ETF acquire the assets of Neuberger Berman Global Real Estate Fund ("Global Real Estate Predecessor," collectively, "Predecessor Funds") in a tax-free reorganization, subject to the Board's approval and the approval of the Predecessor Funds' Board of Trustees. At its June 29, 2023 meeting, Management explained to the Board its intention to have Option Strategy ETF acquire the assets of Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("Option Strategy Predecessor", with China Equity Predecessor and Global Real Estate Predecessor, the "Predecessor Funds") in a tax-free reorganization, subject to the Board's approval and the approval of the Predecessor Fund's Board of Trustees.
In evaluating the Agreement with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed materials provided by Management and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to each Fund.
In connection with its deliberations on the Agreement with respect to each Fund, the Board also considered the broad range of information relevant to the Agreement that is provided to the Board (including their various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of other open-end funds, including the Predecessor Fund. The Board established the Contract Review Committee, which is comprised of Independent Fund Trustees, to assist in its evaluation and analysis of materials for contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to contract review, such as performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of a contract review process.
The Independent Fund Trustees receive, at least annually, from Independent Counsel a memorandum discussing the legal standards for their consideration of the Agreement. During the course of their deliberations regarding their review of the Agreement, the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
In connection with its approval of the Agreement with respect to each Fund, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to each Fund and whether the Agreement was in the best interests of each Fund and its shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and anticipated quality of the services to be provided by Management; (2) the expected costs of the services to be provided by Management; (3) the extent to which economies of scale might be realized as each Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of each Fund's shareholders. The Board's determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board. This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to each Fund and, through each Fund, its shareholders.
With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who would perform services for each Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions for each Fund. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between a fund's investments and those of other funds or accounts managed by Management. The Board noted the extensive range of services that Management will provide to each Fund beyond the investment management services. The Board noted that Management will also be responsible for monitoring compliance with each Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management will assume significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for each Fund, for which it is entitled to reasonable compensation. The Board also considered that Management's responsibilities will include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory and compliance risks as they relate to each Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk.
The Board also noted that each Fund would use the same service providers as the other series of the Trust and considered its review and evaluation, in its capacity as the Board, of Management's activities to oversee the various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology that will support each Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation for each Fund, and whether this structure provides appropriate incentives for portfolio managers to act in the best interests of each Fund that they manage. The Board also considered the ability of Management to attract and retain qualified personnel to service each Fund.
The Board also considered the manner in which Management addressed various matters that have arisen during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.
With respect to the overall fairness of the Agreement, the Board considered the fee structures proposed for each Fund under the Agreement for the shares to be registered initially as compared to a peer group of funds having comparable investment programs. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Board reviewed a comparison of each Fund's proposed management fee to each Fund's respective Predecessor Fund, noting that each Fund's management fee was lower than each Fund's respective Predecessor Fund management fee. It considered the benefits to each respective Predecessor Fund's shareholders from the fact that for China Equity ETF and Global Real Estate ETF, the total expense ratio of each Fund, after application of the contractual expense limitation, would be lower than the prior total expense ratio of each class of the respective Predecessor Fund, and for Option Strategy ETF, the total expense ratio after application of the contractual expense limitation, would be lower than or the same as the prior total expense ratio of each class of the Option Strategy Predecessor. The Board also reviewed a comparison of each Fund's total expense ratio against a peer group of comparable funds and noted

that the comparative total expense ratio analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted the unitary fee structure utilized by many ETFs in the industry, under which those funds pay for the advisory, supervisory, and administrative services for one set fee and noted the traditional fee structure of each Fund, consisting of separate management and administration fees. Accordingly, the Board considered each Fund's total expense ratio as compared with its peer group as a way of taking account of the differences in fee structure between the Funds and the funds in the peer group. The Board noted that each of China Equity ETF and Option Strategy's total expense ratio was lower than the average total expense ratio of its peer group while Global Real Estate ETF was higher than the average total expense ratio of its peer group. The Board also considered Management's representations regarding the challenges of comparing each Fund to a similar peer group given the limited number of true peers for each Fund due to its investment strategy and that the proposed management fee and total expense ratio was structured to account for the complexity of each Fund's investment strategy.
In addition, the Board considered the proposed contractual expense limitation for each Fund. The Board considered that each Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the fee structure was reasonable based in part on the nature of each Fund and its investment strategy, in part based on the proposed expense limitation and the observation that each Fund was priced to scale – that is, the projected expense ratios for each Fund were comparable to those of much larger funds. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to each Fund were reasonable in light of the reasonably anticipated costs of providing the investment advisory and other services and the benefits expected to accrue to each Fund.
The Board considered that the China Equity ETF did not have performance information since it had not commenced operations. However, the Board considered the performance information of the China Equity Predecessor while also considering Management's representations regarding the differences between China Equity ETF and China Equity Predecessor related to their different principal investment strategies and portfolio management teams, including that China Equity ETF would not have a sub-adviser like China Equity Predecessor. The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the China Equity Predecessor's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the China Equity Predecessor's performance was in the first quintile for the 1-year period and the third quintile for the 3- and 5-year periods. The China Equity Predecessor was launched in 2013 and therefore does not have 10-year performance.
The Board considered that the Global Real Estate ETF did not have performance information since it had not commenced operations. However, the Board considered the performance information of the Global Real Estate Predecessor. The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Global Real Estate Predecessor's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Global Real Estate Predecessors performance was in the first quintile for the 1-, 3-, and 5-year periods. The Global Real Estate Predecessor was launched in 2014 and therefore does not have 10-year performance.
The Board considered that the Option Strategy ETF did not have performance information since it had not commenced operations. However, the Board considered the performance information of the Option Strategy Predecessor. The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark utilized since February 2022, the Option Strategy Predecessor's performance was lower for the 1-year period and higher for the 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Option Strategy Predecessor's performance was in the fourth quintile for the 1-year period, the second quintile for the 3-year period, and the third quintile for the 5-year period. The Option Strategy Predecessor was launched in 2016 and therefore does not have 10-year performance. In addition, the Board noted that in February 2022, Management added a new portfolio manager and adjusted its strategy.

Conclusions
In approving the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to each Fund and that approval of the Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to provide a high level of service to each Fund; that each Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the reasonably anticipated costs of providing the investment advisory and other services and the benefits expected to accrue to each Fund.

This page has been left blank intentionally

This page has been left blank intentionally

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.628.2583
www.nb.com/ETF
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

Y0034  04/24

(b) Not applicable to the Registrant.

Item 2.  Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman ETF Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4.  Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5.  Audit Committee of Listed Registrants.
(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 6.  Investments.
(a)	The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Reserved.
Item 8. Reserved.
Item 9. Reserved.
Item 10. Reserved.
Item 11. Reserved.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 13.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 14.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.
Item 15.	Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.
Item 16.  Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.
Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable to the Registrant.
Item 19.  Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023).

(a)(2)   Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman ETF Trust

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: April 25, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: April 25, 2024

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: April 29, 2024